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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds

ANNUAL REPORT
October 31, 2012

Table of Contents

THE ALGER FUNDS

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	14

Portfolio Summary (Unaudited)	22

Schedules of Investments	23

Statements of Assets and Liabilities	66

Statements of Operations	70

Statements of Changes in Net Assets	72

Financial Highlights	76

Notes to Financial Statements	105

Report of Independent Registered Public Accounting Firm	132

Additional Information (Unaudited)	133

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Shareholders’ Letter	November 29, 2012

Dear Shareholders,

Thomas Edison accumulated over 1,000 patents during his lifetime, a result, in large part, of his legendary work ethic. He exhibited a skill for identifying and pursuing rewarding opportunities and possessed the following keen insight into why many individuals fail to capitalize on opportunities: “Opportunity is missed by most people because it is dressed in overalls and looks like work.” His insight is highly relevant to investors because equity markets, we believe, are providing attractive opportunities. Yet, many investors continue to reduce their U.S. equity exposure and by holding cash and bond investments with zero real return potential, sit on the sidelines. We aren’t surprised as these are indeed difficult economic times and the equity market is challenging.

In our Spring 2012 Market Update commentary(1), we said that markets were due for yet another pullback after a 12% rally earlier in the year brought the S&P 500 Index above 1400 for the first time since the 2008 Financial Crisis. We believed that markets would focus on macroeconomic concerns in China and Europe, deceleration of the U.S. economy, and uncertainty over political elections. In the commentary, we also advised our readers that, in our opinion, such volatility could provide yet another buying opportunity in U.S. equities. In the days following the publication of our commentary, investors apparently became focused on China, the euro zone, and other concerns, causing the S&P 500 to drop 9.58% from May 3 to June 1. For the near term, the selloff in May and June was shorter lived than many investors, including our firm, expected.  Low trading volumes and, more importantly, hope for significant stimulus from the U.S. Federal Reserve, the European Central Bank, and other authorities allowed equity markets to recover, with the S&P 500 again climbing above 1400 and gaining 14.29% for the year-to-date period ended October 31, 2012. For the one-year reporting period ended on that date, the S&P climbed 15.21%.

Corporate Fundamentals and Second Quarter Results

Alger believes corporate fundamentals ultimately drive market performance. Companies, of course, operate within the broader economic environment of the U.S. and the global marketplace. 2012 is, in fact, a key point in this market cycle following the Financial Crisis. While corporate America continues to “outperform” the broader economy, the slowing economy and uncertainty among consumers and businesses regarding the economy are having a negative influence. In the second quarter, we saw a continuation of challenges to revenue growth across many industries. Economic concerns caused consumers and businesses to act in a predictable fashion: Individuals became apprehensive about spending and businesses became cautious over hiring employees and making capital outlays. Corporate revenues reflect that trend—on a year-over-year basis, total second-quarter 2012 revenue for S&P 500 companies declined 3.71%, according to J.P. Morgan. It was the first quarterly decline since the depths of the subprime mortgage crisis. For the quarter, 274 companies issued negative revenue surprises, the highest level since the first quarter of 2009, according to FactSet. During the second quarter of 2012, 52% of S&P 500 companies revised revenue guidance downward, while 48% revised guidance upward. This was a continuation, slightly moderated, from the first quarter of 2012, when 60% revised downward. However, the easy growth in revenues and earnings is clearly gone, especially when comparing recent results to the second quarter of 2011, when only 35% of S&P 500 companies revised downward. Unlike quarterly earnings and revenues during the post-2008 Financial Crisis recession, more recent results reflect stronger economic conditions. As a result, corporations now have harder comparables to beat when evaluating results on a year-over-year basis. Moderating GDP growth is also expected to make it harder for corporations to generate substantial revenue and earnings growth.

This backdrop of a slow growth economy, however, is one in which we believe our investment philosophy is well equipped to thrive. Our fundamental investment strategy keeps us focused on finding compelling investment opportunities among companies that are best suited to excel in these challenging times of slow economic growth and increasing concerns over fiscal policy. By conducting in-depth research, we believe that we have potential to find companies that can grow earnings and revenues by gaining market share. As dedicated, long-term growth investors, furthermore, we are attuned to the investment opportunities that challenging economies offer to companies capitalizing on innovation and change.

A Closer Look at Certain Sectors

A closer look at the results announced by companies in a couple of sectors highlights many of the points we’ve made over the years in Alger market commentaries. No broad “average” or single statement, of course, can summarize the results of a sector as broad as Consumer Discretionary, so we will instead give an overview of typical earnings reports for the quarter. Warnaco Group, Coach Inc., and Starbucks Corporation were among companies that announced softness in customer spending. Warnaco has brands such as Speedo and Calvin Klein and it reported weak second-quarter results for Europe and the U.S. Even with positive performance in Asia and Latin America, its net revenues declined 5% on a year-over-year basis, which was in line with Warnaco’s expectations. Warnaco management warned that it is balancing its expectations for new product launches with its outlook for a muted consumer environment in North America and a softening global macroeconomic environment. Fashion accessory leader Coach, Inc. also reported disappointing same-store sales in the U.S., where traffic to its factory outlet stores declined and discounts were required to entice customers to spend. Coach’s strong Asia results, fortunately, helped the company increase year-over-year sales 12%. Starbucks, meanwhile, said it is bracing for a decline in consumer spending and it lowered its earnings-per-share guidance to $0.44 to $0.45 from prior guidance of $0.46 to $0.47. For the fiscal quarter ended July 1, Starbucks said it generated a 13% net revenue increase and noted that same-store sales in China grew only 12%, compared to 18% in the prior quarter. Economic softness in Europe, meanwhile, pressured results of many companies such as PVH Corp., which offers Calvin Klein and Tommy Hilfiger merchandise, and Ralph Lauren Corporation, which offers clothing and home decorating accessories. Ralph Lauren management noted that “the outlook for consumer spending and global economic growth remains challenging and we are planning our business accordingly.” After a multiyear run of double-digit growth in revenues and earnings, Ralph Lauren’s growth may be in the mid-single digits for this year.

Encouragingly, many companies generated strong bottom-line results, or at least results better than many feared. We have commented before that this economic recovery is marked by strong corporate cost controls, resulting in an excellent level of profitability and cash flow in well-managed companies. That’s continued even as top-line revenue growth moderates (overall revenue growth for the consumer sector was 5% in the second quarter). For example, discount clothing retailer TJX Companies generated a 24% increase in net income, even though net sales increased only 9%, and restaurant operator Brinker

International, Inc. grew net revenues only 1.5%, but managed to increase net income approximately 12%. For the overall sector, bottom-line results, as measured by net income, increased less than 1% on a year-over-year basis, which makes the strong earnings of companies such as Brinker International and TJX even more noteworthy.

One bright spot has been the U.S. housing industry. In our Summer 2011 Commentary, we reasoned that the real estate market was close to bottoming. At the time, we believed that increasing affordability of homes would eventually support a recovery in housing.  Since then, homebuilder stock prices, broadly speaking, have increased. Looking ahead, we believe that the U.S. housing recovery will be a multiyear trend. Just as the downturn took four to five years to finally bottom, so will the recovery, we believe, take time to unfold. Approximately 750,000 residential units, including multifamily properties, are being constructed on an annualized basis, which is a very depressed level compared to the typical levels of about 1.5 million new homes built prior to 2008. In some of the most depressed locations, new home building has been down 70% or 80% from peak, and even with a potential 20% to 30% increase over the next few years, would still be well below peak levels. With extraordinarily low mortgage rates and improving, but still poor, availability of bank financing, we see a long runway for recovery. Second-quarter earnings among publicly traded homebuilders were excellent.  We continue to like this area of the U.S. economy, though we believe that the stocks are due for a pause with many trading at five-year highs as of the publication of this letter.

Reasons for Optimism

In addition to the Consumer Discretionary examples discussed above, many companies have preserved profitability by cutting costs as revenues moderate. Even with the year-over-year second-quarter revenue decline of the S&P 500, earnings grew, granted the increase was less than 1%. Also during the second quarter, only 38% of S&P 500 companies had earnings misses, even though 52% of companies reported revenue misses. In comparison, the highest number of earnings misses since the first quarter of 2009 was 39%, which occurred in the last quarter of 2011. For that quarter, however, an impressive 64% of companies missed revenue targets.

In our assessment, corporate fundamentals remain surprisingly strong, amidst a truly difficult global environment. The caution instilled in corporate management means that earnings and margins, while trimmed in many cases, have remained surprisingly healthy when considering the economic background in the U.S. and around the world. With no wage pressures, moderating input costs, and sufficient production capacity, slowing revenue growth is simply not having a devastating impact on corporate earnings or cash flow, which is contrary to the previous forecasts of many pundits. At Alger, we continue to maintain—and we believe the second quarter illustrates this point—that strong corporate earnings are a durable, not cyclical, aspect of the post-2008 Financial Crisis period. The economy and corporate revenues, granted, are struggling against a headwind of weak employment growth in the U.S., but we remind readers that unemployment is highly bifurcated between college- and non-college educated individuals.

In April, we reported that we were anticipating a weak job market and noted that significant uncertainty would linger over how equity markets may react to decelerating corporate earnings. Here, the market has been, in our view, exceedingly resilient in the face of slowing growth and lack of any real progress on Europe and U.S. fiscal policy. In particular, despite the media’s and equity markets’ fixation on every word, movement, or meeting by European regulators and politicians, and the lack of any substantive action by such actors to address the worsening economic issues in Greece, Spain, Italy, and other troubled countries in Europe, the markets have responded quite favorably.

It’s clear to us that we have an unusual combination of factors driving a reasonable, though not broad-based or high-volume, rally off of market lows of June. First, in July, European Central Bank President Mario Draghi raised global market expectations that the organization may engage in extensive bond buying, or in other words, European style quantitative easing. Second, fear of a collapse of the euro and the euro-zone economic fallout has created yet another flight to safety that has caused U.S. Treasury yields to fall to impressively low levels.  The low rates are widely recognized as likely being negative after factoring inflation. As a result, we think U.S. equities have benefitted, albeit ever so slightly, from investors shunning additional Treasury buys while fleeing European and emerging markets exposure.

Going Forward

We are pleased by equities’ resiliency, though guessing stocks’ direction based on the actions of regulatory and political leaders in Europe leaves us, as we were in April, uneasy. While we would like to think that June represented a short-term bottom for U.S. equities, we continue to think that investors will retest those lows sometime because of macroeconomic issues and a lack of clarity over government fiscal policies. However, the data we have gathered and the fundamentals that we have observed in the second quarter are, in our view, an extremely helpful guide to current conditions and conditions in 2013.

We now have even greater conviction that any dip, in particular any occurring in the next few months, should be aggressively bought. The current resiliency of the markets shows not, as some would suggest, that markets purely move with macro factors or with the statements of politicians in Europe, but with corporate fundamentals, which we believe are solid in the U.S. Corporate and, increasingly, consumer balance sheets in the U.S. have healthy levels of cash and are underinvested. But that cash hoard, in our view, is increasingly being used in a most sensible way at a time when some investors, including noted bond manager Bill Gross of PIMCO, say equities are losing their appeal. In his August investment outlook, Gross claimed, “The cult of equity is dying” and “investors’ impressions of stocks for the long run or any run have mellowed as well.” The statement is an about-face for Gross, who two years ago said equities were likely to outperform bonds.

We are encouraged to see companies either starting to pay dividends or increasing dividends. Many companies are also buying back stock at an aggressive rate. The result, we believe, may be to put a fundamental floor on the U.S. stock market. We are highly encouraged by what we’ve seen in corporate fundamentals and market reactions. Regulators across the world are raising the rhetoric about slowing economic growth and in many parts of the world, such as China and Brazil, policies are clearly moving to a simulative stance.  In other parts, like Europe, it’s mostly rhetoric that is supporting equity market gains, but we think stimulus from policymakers is likely. We maintain that it is not time to sell equities as some suggest. Rather, it is time to buy if you have a time horizon that goes beyond a year, and buy more on market dips if you already own equities. Clearly, we believe that it is time to embrace equities and the rigorous work of conducting in-depth, fundamental research that potentially can uncover attractive opportunities. And it’s time to diversify away from a likely losing asset class that is offering historically low yields: U.S. Treasuries.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 13.32% for the 12-month period ended October 31, 2012, compared to the Russell 1000 Growth Index return of 13.02%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance, while Energy and Consumer Staples detracted from results. Among the most important relative contributors were Lowe’s Companies, Inc.; Apple, Inc.; CVS Caremark Corp.; Express Scripts, Inc.; and Pfizer, Inc.

Express Scripts, Inc. is a pharmacy benefits manager that also conducts web-based fulfillment of prescription orders. Its stock performed strongly late in the reporting period after the company announced that better-than-expected savings from its acquisition of Medco Health Solutions, Inc. and strength in its generic business drove strong second-quarter results.

Conversely, detracting from relative performance were Focus Media Holding Ltd.; Wal-Mart Stores, Inc.; Baker Hughes, Inc.; Microsoft Corp.; and Abercrombie & Fitch Co., Cl. A.  Stock of oilfield services provider Baker Hughes underperformed during the period after the company reported supply chain issues, including a shortage of supply facilities, transportation issues, and a lack of raw materials. The issues reduced utilization of the company’s services and increased costs. Fears that macroeconomic concerns in China and Europe would reduce oil demand also detracted from the stock’s performance.

Alger Large Cap Growth Fund

The Alger Large Cap Growth Fund returned 5.88% for the 12-month period ended October 31, 2012, compared to the Russell 1000 Growth Index return of 13.02%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Utilities sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results. Among the most important relative contributors were Express Scripts, Inc.; eBay, Inc.; Pfizer, Inc.; Lowe’s Companies, Inc.; and ASML Holding N.V.

Express Scripts, Inc. is a pharmacy benefits manager that also conducts web-based fulfillment of prescription orders. Its stock performed strongly late in the reporting period after the company announced that better-than-expected savings from its acquisition of Medco Health Solutions, Inc. and strength with its generic business drove strong second-quarter results.

Conversely, detracting from relative performance were NetApp, Inc.; The Home Depot, Inc.; Wal-Mart Stores, Inc.; Informatica Corp.; and Peabody Energy Corp.

NetApp provides enterprise network storage and data management solutions, including network attached storage, or NAS. The company has major exposure to Europe, which is experiencing economic deceleration that hurt NetApp’s earnings and caused shares of the company to perform poorly. In addition, management has expressed concerns over expectations that U.S. corporate and government defense spending on data storage will moderate next year.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 8.29% for the 12-month period ended October 31, 2012, compared to the Russell Midcap Growth Index, which had a return of 9.09%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Industrials and Consumer Discretionary sectors was the most important contributor to performance, while Materials and Health Care detracted from results.

Among the most important relative contributors were SBA Communications Corp.; Lennar Corp., Cl A; Spirit AeroSystems Holdings, Inc., Cl A; and SPX Corp. Shares of SBA Communications performed strongly as investors anticipated that demand for wireless telecommunications capacity would increase as smartphone usage grows. SBA can potentially benefit from increased capacity demand because it leases antenna tower space for wireless communication networks.

Conversely, detracting from relative performance were Allscripts Healthcare Solutions, Inc.; Idenix Pharmaceuticals, Inc.; and Nabors Industries Ltd.

Allscripts provides software that hospitals and physicians use for electronic medical records, revenue cycle management, and practice management. In April, the company preannounced disappointing fundamental results, including lower-than-expected bookings, weak sales, and an unfavorable sales mix. Rather than commit to using Allscripts products, a number of prospects opted to wait for the company to introduce new software versions and better integrate its offerings.

During the reporting period, the Fund purchased options to hedge risk associated with sectors and individual positions.  It also wrote options to generate incremental income.  The net results of purchasing and writing options did not have a meaningful impact on performance.

Alger SMid Cap Growth Fund

The Alger SMid Cap Growth Fund returned 9.86% for the 12-month period ended October 31, 2012, compared to the 10.08% return of its benchmark, the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight for the period was Industrials and the largest sector underweight was Materials. Relative outperformance in the Consumer Discretionary and Consumer Staples sectors was the most important contributor to performance, while Health Care and Materials detracted from results.  Among the most important relative contributors were Mellanox Technologies Ltd.; Hain Celestial Group, Inc.; United Rentals, Inc.; Wyndham Worldwide Corporation; and WEX, Inc.

Mellanox Technologies, which provides components that facilitate data transmission between servers and storage systems, generated strong performance during the third quarter, having announced strong earnings growth driven by greater-than-anticipated product adoption. We believe that demand for Mellanox products was driven by high performance computing customers, increasing need for data storage systems, and the popularity of Web 2.0 platforms such as Facebook.

Conversely, detracting from relative performance were MAKO Surgical Corp.; Qlik Technologies, Inc.; Cypress Semiconductor Corp.; Deckers Outdoor Corp.; and Arch Coal, Inc.

Mako Surgical provides robotic technology for minimally invasive orthopedic knee and hip procedures. During the third quarter, it reported disappointing fundamental results that were driven by weaker-than-anticipated demand by hospitals for expensive equipment systems and disappointing activity levels for the procedures at hospitals. We believe that the weakness resulted from slowing economic growth.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 9.41% for the 12-month period ended October 31, 2012, compared to the Russell 2000 Growth Index, which returned 9.70%.

During the period, the largest sector weightings in the Fund were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Health Care. Relative outperformance in the Information Technology and Consumer Staples sectors was the most important contributor to performance, while Industrials and Health Care detracted from results.

Among the most important relative contributors were Mellanox Technologies Ltd.; United Rentals, Inc.; Solutia, Inc.; Hain Celestial Group, Inc.; and Catalyst Health Solutions, Inc.

Mellanox Technologies, which provides components that facilitate data transmission between servers and storage systems, generated strong performance during the third quarter, having announced strong earnings growth driven by greater-than-anticipated product adoption. We believe that demand for Mellanox products was driven by high performance computing customers, increasing need for data storage systems, and the popularity of Web 2.0 platforms such as Facebook.

Conversely, detracting from relative performance were LogMeIn, Inc.; RF Micro Devices, Inc.; Shutterfly, Inc.; Pharmacyclics, Inc.; and AAR Corp. Technology company LogMeIn offers products that provide remote access to computers and connectivity among Internet-enabled devices. We believe that it has potential to benefit from the proliferation of wireless devices. Weaker-than-expected demand for its products in Europe caused revenues to miss expectations.

Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned 9.59% for the 12-month period ended October 31, 2012, compared to the 10.08% return of its benchmark, the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Industrials. Relative outperformance in the Consumer

Discretionary and Information Technology sectors was the most important contributor to performance, while Health Care and Materials detracted from results. Among the most important relative contributors were Mellanox Technologies Ltd.; SPS Commerce, Inc.; Cornerstone OnDemand, Inc.; Hain Celestial Group, Inc.; and Six Flags Entertainment Corp.

Mellanox Technologies, which provides components which facilitate data transmission between servers and storage systems, generated strong performance during the third quarter, having announced strong earnings growth driven by greater-than-anticipated product adoption. We believe that demand for Mellanox products was driven by high performance computing customers, increasing need for data storage systems, and the popularity of Web 2.0 platforms such as Facebook.

Conversely, detracting from relative performance were LogMeIn, Inc.; Shutterfly, Inc.; Arch Coal, Inc.; MAKO Surgical Corp.; and Cypress Semiconductor Corp.  In the Health Care sector, Mako Surgical, which provides robotic technology for minimally invasive orthopedic knee and hip procedures, detracted from results. During the third quarter, it reported disappointing fundamental results that were driven by weaker-than-anticipated demand by hospitals for expensive equipment systems and disappointing activity levels for the procedures at hospitals. We believe that the weakness resulted from slowing economic growth.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 12.46% for the 12-month period ended October 31, 2012, compared to the 15.21% return of its benchmark, the S&P 500 Index.

During the period, the largest sector weightings in the Fund were Pharmaceuticals and Health Care Providers & Services sectors. The largest sector overweight for the period was Health Care Providers & Services and the largest sector underweight was Consumer Staples. Relative outperformance in Biotechnology and Health Care Equipment & Supplies sectors was the most important contributor to performance, while Consumer Staples and Health Care Technology detracted from results. Among the most important relative contributors were Gilead Sciences, Inc.; Alexion Pharmaceuticals, Inc.; Valeant Pharmaceuticals International, Inc.; and Tenet Healthcare Corp.

Gilead is developing its PSI-7977 treatment for hepatitis C. Its stock performed strongly in 2012 based on investors’ perception that the product is a best-in-class treatment. Conversely, detracting from relative performance were Allscripts Healthcare Solutions, Inc.; Idenix Pharmaceuticals, Inc.; NxStage Medical, Inc.; and Optimer Pharmaceuticals, Inc.

Allscripts provides software that hospitals and physicians use for electronic medical records, revenue cycle management, and practice management. In April, the company preannounced disappointing fundamental results, including lower-than-expected bookings, weak sales, and an unfavorable sales mix. Rather than commit to using Allscripts products, a number of prospects opted to wait for the company to introduce new software versions and better integrate its offerings.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 14.02% for the 12-month period ended October 31, 2012, compared to the 15.21% return of its benchmark, the S&P 500 Index.

During the period, the largest sector weightings were Information Technology and Consumer Staples. The largest sector overweight was Materials and the largest sector underweight was Consumer Discretionary. Relative outperformance in Materials and Consumer Staples was the most important contributor to performance, while Health Care and Industrials detracted from results. Among the most important relative contributors were The Home Depot, Inc.; Comcast Corp., Cl A Special; Verizon Communications, Inc.; American Capital Agency Corp.; and LyondellBasell Industries N.V., Cl A.

LyondellBasell Industries refines crude oil, produces gasoline blending components, develops and licenses technologies for the production of polymers, and manufactures and sells chemicals and polymers. It derives many of its products from natural gas and it has benefited from low prices for the commodity. Its decision to discontinue European refining operations, which were hurting earnings, and the addition of the company to the S&P 500 Index also supported its stock performance.

Conversely, detracting from relative performance were Oracle Corp.; ExxonMobil Corp.; AT&T, Inc.; Arch Coal, Inc.; and Microchip Technology, Inc. Weakening oil and gas fundamentals during the reporting period caused investors to favor defensive positions such as ExxonMobil, so the stock, which is an S&P 500 constituent, outperformed the benchmark. The Fund was underweight the holding relative to the index, so the position detracted from relative performance.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer

(1) For more details, see Alger commentary titled “Spring 2012 Market Update.”

J.P. Morgan is a bank that provides research and market data to investors. PIMCO is an asset management firm. FactSet provides financial data and analytics to the global investment community.

As of October 31, 2012, the following holdings represented the noted percentages of firm wide assets under management: The Warnaco Group, 0.00%; Coach Inc., 0.00%; Starbucks Corporation, 0.14%; PVH Corp., 0.77%; Ralph Lauren Corporation, 0.41%; TJX Companies, 0.05%; and Brinker International, Inc., 0.00%. Positions in those companies may or may not have been held by Funds discussed in this report.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance information quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of October 31, 2012. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Alger Capital Appreciation, Alger SMid Cap, and Alger Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset values can decrease more quickly than if the Funds had not borrowed.

A small investment in derivatives could have a potentially large impact on a Fund’s performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a Fund is exercised, the Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.  For a prospectus or a summary prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com.  Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•Standard & Poor’s is a credit rating agency and provider of financial data.

•The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as SMid cap. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

•The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

•The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

FUND PERFORMANCE AS OF 9/30/12# (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	23.44%	1.88%	10.37%	7.41%
Alger Capital Appreciation Class B (Inception 11/1/93)	24.22%	1.75%	10.26%	7.38%
Alger Capital Appreciation Class C (Inception 7/31/97)*	28.32%	2.20%	10.11%	7.14%
Alger Capital Appreciation Class Z (Inception 12/29/10)	30.72%	n/a	n/a	9.96%

Alger Large Cap Growth Class A (Inception 12/31/96)	16.30%	(1.94)%	6.35%	5.01%
Alger Large Cap Growth Class B (Inception 11/11/86)	16.77%	(1.93)%	6.32%	4.96%
Alger Large Cap Growth Class C (Inception 7/31/97)*	20.52%	(1.62)%	6.12%	4.75%
Alger Large Cap Growth Class Z (Inception 12/29/10)	22.98%	n/a	n/a	6.03%

Alger Mid Cap Growth Class A (Inception 12/31/96)	20.63%	(5.26)%	7.08%	7.00%
Alger Mid Cap Growth Class B (Inception 5/24/93)	21.42%	(5.32)%	6.98%	6.95%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	25.11%	(5.06)%	6.78%	6.50%

Alger SMid Cap Growth Class A (Inception 5/8/02)	21.32%	(0.72)%	10.53%	6.73%
Alger SMid Cap Growth Class B (Inception 5/8/02)	21.96%	(0.87)%	10.45%	6.66%
Alger SMid Cap Growth Class C (Inception 5/8/02)	26.08%	(0.43)%	10.30%	6.49%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	28.13%	0.48%	11.22%	7.37%
Alger SMid Cap Growth Class Z (Inception 12/29/10)	28.50%	n/a	n/a	4.66%

Alger Small Cap Growth Class A (Inception 12/31/96)	22.24%	0.03%	10.79%	2.70%
Alger Small Cap Growth Class B (Inception 11/11/86)	23.99%	0.13%	10.72%	2.68%
Alger Small Cap Growth Class C (Inception 7/31/97)*	25.97%	0.20%	10.46%	2.47%
Alger Small Cap Growth Class Z (Inception 12/29/10)	28.55%	n/a	n/a	4.08%

Alger Growth Opportunities Class A (Inception 3/3/08)	21.69%	n/a	n/a	3.05%
Alger Growth Opportunities Class C (Inception 3/3/08)	26.51%	n/a	n/a	3.47%
Alger Growth Opportunities Class I (Inception 3/3/08)	28.73%	n/a	n/a	4.49%
Alger Growth Opportunities Class Z (Inception 12/29/10)	29.01%	n/a	n/a	4.37%

Alger Health Sciences Class A (Inception 5/1/02)	16.51%	3.61%	11.40%	9.80%
Alger Health Sciences Class B (Inception 5/1/02)	16.93%	3.54%	11.33%	9.71%
Alger Health Sciences Class C (Inception 5/1/02)	20.89%	3.92%	11.17%	9.54%

Alger Growth & Income Class A (Inception 12/31/96)	21.03%	1.71%	6.01%	6.66%
Alger Growth & Income Class C (Inception 7/31/97)*	25.81%	2.03%	5.79%	6.39%
Alger Growth & Income Class Z (Inception 3/1/12)	n/a	n/a	n/a	6.01%

*

Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end and the sales charge imposed by Class A shares and the higher operating expenses of the Class C shares.

# Since inception performance for share classes B, C, and I is as of the Funds’ Class A shares inception date.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index and the Russell 3000 Growth Index (unmanaged indices of common stocks) for the ten years ended October 31, 2012. Figures for the Alger Capital Appreciation Fund Class A shares, Russell 1000 Growth Index and Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	7.38%	0.07%	9.69%	7.18%
Class B (Inception 11/1/93)†	7.42%	(0.09)%	9.59%	7.14%
Class C (Inception 7/31/97)†,‡	11.46%	0.39%	9.44%	6.91%
Class Z (Inception 12/29/10)	13.62%	n/a	n/a	n/a §
Russell 1000 Growth Index	13.02%	1.95%	7.15%	5.04%
Russell 3000 Growth Index	12.76%	1.90%	7.32%	4.96%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Class Z annualized performance since 12/29/2010 inception date of the class, was 7.84%. Russell 1000 Growth Index and Russell 3000 Growth Index for the same period was 8.44% and 8.03%, respectively.

ALGER LARGE CAP GROWTH FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2012. Figures for the Alger Large Cap Growth Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	0.32%	(3.37)%	5.30%	4.75%
Class B (Inception 11/11/86)†	0.08%	(3.35)%	5.31%	4.71%
Class C (Inception 7/31/97)†,‡	3.91%	(3.05)%	5.10%	4.49%
Class Z (Inception 12/29/10)	6.03%	n/a	n/a	n/a §
Russell 1000 Growth Index	13.02%	1.95%	7.15%	5.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Class Z annualized performance since 12/30/2010 inception date of the class, was 3.76%. The Russell 1000 Growth Index for the same period was 8.44%.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2012. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	2.62%	(6.68)%	6.17%	6.77%
Class B (Inception 5/24/93)†	2.33%	(6.73)%	6.07%	6.72%
Class C (Inception 7/31/97)†,‡	6.18%	(6.51)%	5.88%	6.27%
Russell Midcap Growth Index	9.09%	1.55%	10.03%	6.88%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2012. Figures for the Alger SMid Cap Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)*	4.11%	(2.40)%	9.68%	6.46%
Class B (Inception 5/8/02)†	4.01%	(2.52)%	9.59%	6.39%
Class C (Inception 5/8/02)†	7.99%	(2.11)%	9.45%	6.22%
Class I (Inception 8/5/07)‡	9.97%	(1.20)%	10.37%	7.10%
Class Z (Inception 12/29/10)	10.21%	n/a	n/a §	n/a §
Russell 2500 Growth Index	10.08%	2.04%	10.40%	6.84%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
§	Class Z annualized performance since 12/29/2010 inception date of the class, was 3.32%. Russell 2500 Growth Index for the same period was 5.06%.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2012. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	3.73%	(1.64)%	9.98%	2.54%
Class B (Inception 11/11/86)†	4.41%	(1.58)%	9.96%	2.51%
Class C (Inception 7/31/97)†,‡	6.81%	(1.50)%	9.69%	2.30%
Class Z (Inception 12/29/10)	9.10%	n/a	n/a	n/a §
Russell 2000 Growth Index	9.70%	1.41%	9.66%	4.39%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Class Z annualized performance since 12/29/2010 inception date of the class, was 2.61%. Russell 2000 Growth Index for the same period was 3.42%.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through October 31, 2012. Figures for the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)*	3.83%	n/a	n/a	2.54%
Class C (Inception 3/3/08)†	7.87%	n/a	n/a	2.95%
Class I (Inception 3/3/08)	9.90%	n/a	n/a	3.95%
Class Z (Inception 12/29/10)	10.15%	n/a	n/a	n/a ‡
Russell 2500 Growth Index	10.08%	n/a	n/a	5.92%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡	Class Z annualized performance since 12/29/2010 inception date of the class, was 3.05%. Russell 2500 Growth Index for the same period was 5.06%.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended October 31, 2012. Figures for the Alger Health Sciences Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)*	6.57%	2.25%	10.66%	9.36%
Class B (Inception 5/1/02)†	6.54%	2.13%	10.57%	9.27%
Class C (Inception 5/1/02)†	10.58%	2.55%	10.41%	9.09%
S&P 500 Index	15.21%	0.36%	6.91%	4.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.

ALGER GROWTH & INCOME FUND#

Fund Highlights Through October 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended October 31, 2012. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/or interest. Performance for the Alger Growth & Income Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	8.06%	0.77%	5.48%	6.48%
Class C (Inception 7/31/97)†,‡	12.18%	1.10%	5.27%	6.22%
Class Z (Inception 3/1/12)	n/a	n/a	n/a	n/a §
S&P 500 Index	15.21%	0.36%	6.91%	6.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Class Z annualized performance since 3/1/2012 inception date of the class, was 3.92%. S&P 500 Index for the same period was 8.67%.
#

Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund.”  The Fund will compare its performance to the S&P 500 Index to reflect its new investment objective and strategies.

PORTFOLIO SUMMARY†

October 31, 2012 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	16.4%	16.5%	22.0%	19.3%	19.1%
Consumer Staples	7.0	6.7	4.1	4.0	3.6
Energy	4.8	5.3	6.0	3.9	5.3
Exchange Traded Funds	0.0	0.0	0.1	0.0	0.0
Financials	9.6	7.5	10.8	10.4	8.9
Health Care	11.3	14.2	12.5	13.9	17.0
Industrials	12.0	9.9	14.5	16.4	16.0
Information Technology	28.1	34.5	18.3	19.9	21.5
Materials	3.7	2.8	6.7	5.6	4.6
Telecommunication Services	2.4	2.0	2.6	1.8	0.6
Utilities	0.0	0.0	1.0	1.2	1.3
Short-Term and Net Other Assets	4.7	0.6	1.4	3.6	2.1
	100.0%	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
Consumer Discretionary	18.7%	0.0%	8.5%
Consumer Staples	3.5	0.0	13.8
Energy	4.5	0.0	9.4
Financials	9.1	0.0	14.4
Health Care	14.8	86.7	10.9
Industrials	14.0	0.0	11.0
Information Technology	25.8	0.0	17.1
Materials	5.2	0.0	5.7
Telecommunication Services	1.2	0.0	4.0
Utilities	1.2	0.0	2.0
Short-Term and Net Other Assets	2.0	13.3	3.2
	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments ‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—91.0%
ADVERTISING—0.5%
Focus Media Holding Ltd.#	235,000	$5,541,300

AEROSPACE & DEFENSE—3.1%
General Dynamics Corp.	88,300	6,011,464
Honeywell International, Inc.	398,500	24,404,140
Precision Castparts Corp.	33,200	5,745,924
		36,161,528
AIR FREIGHT & LOGISTICS—1.0%
FedEx Corp.	83,000	7,635,170
United Parcel Service, Inc., Cl. B	56,800	4,160,600
		11,795,770
AIRLINES—0.5%
Delta Air Lines, Inc.*	598,700	5,765,481

APPAREL ACCESSORIES & LUXURY GOODS—1.3%
PVH Corp.	89,600	9,855,104
Ralph Lauren Corp.	34,600	5,317,674
		15,172,778
APPAREL RETAIL—0.2%
Limited Brands, Inc.	47,700	2,284,353

APPLICATION SOFTWARE—2.6%
Cadence Design Systems, Inc. *	959,400	12,146,004
Citrix Systems, Inc. *	75,000	4,635,750
QLIK Technologies, Inc. *	164,000	3,019,240
Salesforce.com, Inc. *	68,100	9,941,238
Workday, Inc. *	7,800	378,300
		30,120,532
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.*	29,100	3,681,150

AUTO PARTS & EQUIPMENT—1.2%
Delphi Automotive PLC *	172,900	5,435,976
TRW Automotive Holdings Corp. *	63,100	2,934,781
WABCO Holdings, Inc. *	102,300	5,991,711
		14,362,468
BIOTECHNOLOGY—1.0%
Gilead Sciences, Inc. *	113,550	7,626,018
Merrimack Pharmaceuticals, Inc. *	243,575	1,505,294
Vertex Pharmaceuticals, Inc. *	46,400	2,238,336
		11,369,648
BROADCASTING & CABLE TV—0.9%
CBS Corp., Cl. B	218,600	7,082,640
Scripps Networks Interactive, Inc.	61,100	3,709,992
		10,792,632
CABLE & SATELLITE—1.6%
Sirius XM Radio, Inc. *	4,382,000	12,269,600
Time Warner Cable, Inc.	72,400	7,175,564
		19,445,164

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CASINOS & GAMING—0.8%
Las Vegas Sands Corp.	205,600	$9,548,064

COMMUNICATIONS EQUIPMENT—2.6%
Cisco Systems, Inc.	377,300	6,466,922
F5 Networks, Inc. *	78,200	6,449,936
QUALCOMM, Inc.	298,700	17,496,353
		30,413,211
COMPUTER HARDWARE—7.8%
Apple, Inc.	153,045	91,077,079

COMPUTER STORAGE & PERIPHERALS—1.0%
EMC Corp.*	454,200	11,091,564

CONSTRUCTION & ENGINEERING—0.7%
KBR, Inc.	48,819	1,360,097
Quanta Services, Inc. *	286,800	7,436,724
		8,796,821
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
Caterpillar, Inc.	39,200	3,324,552
Cummins, Inc.	5,200	486,616
Joy Global, Inc.	91,100	5,689,195
Volvo AB #	498,900	6,735,150
		16,235,513
CONSUMER FINANCE—1.8%
Capital One Financial Corp.	346,300	20,836,871

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Mastercard, Inc.	23,500	10,831,855

DIVERSIFIED BANKS—1.0%
Wells Fargo & Co.	338,400	11,400,696

DIVERSIFIED CHEMICALS—1.2%
Eastman Chemical Co.	104,000	6,160,960
PPG Industries, Inc.	66,200	7,750,696
		13,911,656
DIVERSIFIED METALS & MINING—0.4%
Freeport-McMoRan Copper & Gold, Inc.	132,800	5,163,264

DRUG RETAIL—1.5%
CVS Caremark Corp.	377,100	17,497,440

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Cooper Industries PLC, CL. A	144,300	10,813,842

ELECTRONIC MANUFACTURING SERVICES—0.2%
IPG Photonics Corp.*	51,400	2,728,312

FERTILIZERS & AGRICULTURAL CHEMICALS—0.1%
CF Industries Holdings, Inc.	8,600	1,764,634

FOOTWEAR—0.4%
NIKE, Inc., Cl. B	47,400	4,331,412

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—1.8%
Dollar General Corp. *	352,600	$17,143,412
Target Corp.	57,700	3,678,375
		20,821,787
HEALTH CARE EQUIPMENT—1.2%
Covidien PLC	197,500	10,852,625
Insulet Corp. *	126,300	2,678,823
		13,531,448
HEALTH CARE FACILITIES—0.8%
HCA Holdings, Inc.	195,600	5,556,996
Universal Health Services, Inc., Cl. B	80,760	3,342,656
		8,899,652
HEALTH CARE SERVICES—2.1%
Express Scripts, Inc.*	397,700	24,474,458

HOME IMPROVEMENT RETAIL—1.1%
Lowe’s Companies, Inc.	390,500	12,644,390

HOTELS RESORTS & CRUISE LINES—1.3%
Carnival Corp.	114,200	4,325,896
Ryman Hospitality Properties *	219,000	8,543,190
Wyndham Worldwide Corporation	43,700	2,202,480
		15,071,566
HOUSEHOLD PRODUCTS—0.9%
Procter & Gamble Co., /The	159,800	11,064,552

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.1%
Towers Watson & Co.	17,400	934,554

INDUSTRIAL MACHINERY—1.2%
Stanley Black & Decker, Inc.	201,200	13,943,160

INTEGRATED TELECOMMUNICATION SERVICES—1.2%
Verizon Communications, Inc.	320,200	14,293,728

INTERNET RETAIL—1.8%
Amazon.com, Inc.*	92,700	21,582,414

INTERNET SOFTWARE & SERVICES—6.4%
eBay, Inc. *	442,000	21,344,180
Equinix, Inc. *	47,300	8,533,393
Facebook, Inc. *	111,600	2,356,434
Google, Inc., Cl. A *	47,665	32,401,237
Rackspace Hosting, Inc. *	3,800	242,022
Sina Corp. *	164,000	8,959,320
VistaPrint NV *	45,000	1,371,150
		75,207,736
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	514,800	8,947,224

IT CONSULTING & OTHER SERVICES—4.1%
Accenture Ltd.	85,800	5,783,778
Cognizant Technology Solutions Corp., Cl. A *	103,700	6,911,605
Gartner, Inc. *	3,500	162,435

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—(CONT.)
International Business Machines Corp.	180,400	$35,093,212
		47,951,030
LEISURE PRODUCTS—0.6%
Michael Kors Holdings Ltd.*	125,600	6,869,064

LIFE & HEALTH INSURANCE—0.8%
Prudential Financial, Inc.	165,400	9,436,070

LIFE SCIENCES TOOLS & SERVICES—0.2%
Thermo Fisher Scientific, Inc.	43,728	2,670,032

MANAGED HEALTH CARE—1.6%
UnitedHealth Group, Inc.	342,400	19,174,400

MOVIES & ENTERTAINMENT—1.2%
News Corp., Cl. A	442,500	10,584,600
Viacom, Inc., Cl. B	71,400	3,660,678
		14,245,278
MULTI-LINE INSURANCE—0.2%
American International Group, Inc.*	90,700	3,168,151

OIL & GAS DRILLING—0.2%
Rowan Cos Plc*	51,900	1,645,749

OIL & GAS EQUIPMENT & SERVICES—1.7%
Halliburton Company	351,200	11,340,248
National Oilwell Varco, Inc.	72,900	5,372,730
Weatherford International Ltd. *	315,100	3,560,630
		20,273,608
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Anadarko Petroleum Corp.	223,900	15,406,559
Chesapeake Energy Corp.	211,500	4,284,990
Denbury Resources, Inc. *	286,900	4,398,177
Pioneer Natural Resources Co.	51,800	5,472,670
		29,562,396
OIL & GAS REFINING & MARKETING—0.1%
Valero Energy Corp.	50,500	1,469,550

OTHER DIVERSIFIED FINANCIAL SERVICES—0.1%
Citigroup, Inc.	47,200	1,764,808

PAPER PRODUCTS—0.4%
International Paper Co.	122,500	4,389,175

PHARMACEUTICALS—4.4%
Bristol-Myers Squibb Co.	253,200	8,418,900
Eli Lilly & Co.	185,700	9,030,591
Johnson & Johnson	183,300	12,981,306
Pfizer, Inc.	690,800	17,180,196
Sanofi #	99,900	4,380,615
		51,991,608
RAILROADS—0.9%
CSX Corp.	549,500	11,248,265

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—0.5%
Zions Bancorporation	280,000	$6,011,600

RESEARCH & CONSULTING SERVICES—0.4%
Verisk Analytics, Inc., Cl. A*	93,700	4,778,700

RESTAURANTS—1.1%
McDonald’s Corp.	110,600	9,600,080
Starbucks Corp.	61,900	2,841,210
		12,441,290
SECURITY & ALARM SERVICES—1.0%
ADT Corp., /The *	119,600	4,964,596
Tyco International Ltd.	239,200	6,427,304
		11,391,900
SEMICONDUCTOR EQUIPMENT—1.5%
ASML Holding NV #	181,000	9,949,570
Lam Research Corp. *	207,000	7,327,800
		17,277,370
SEMICONDUCTORS—1.0%
Avago Technologies Ltd.	105,400	3,481,362
Broadcom Corp., Cl. A *	202,500	6,385,837
Skyworks Solutions, Inc. *	97,200	2,274,480
		12,141,679
SOFT DRINKS—2.7%
Coca-Cola Co., /The	419,700	15,604,446
PepsiCo, Inc.	223,800	15,495,912
		31,100,358
SPECIALIZED FINANCE—0.4%
IntercontinentalExchange, Inc.*	33,800	4,427,800

SPECIALTY CHEMICALS—1.6%
Celanese Corp.	139,900	5,314,801
Cytec Industries, Inc.	36,200	2,491,284
LyondellBasell Industries NV	116,500	6,219,935
Rockwood Holdings, Inc.	91,300	4,190,670
		18,216,690
SPECIALTY STORES—0.4%
Dick’s Sporting Goods, Inc.	97,200	4,860,000

TOBACCO—1.9%
Philip Morris International, Inc.	252,160	22,331,290

TRADING COMPANIES & DISTRIBUTORS—0.8%
United Rentals, Inc. *	150,100	6,103,066
WESCO International, Inc. *	46,500	3,016,920
		9,119,986
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp. *	98,600	6,569,718

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—(CONT.)
Vodafone Group PLC #	270,600	$7,365,732
		13,935,450
TOTAL COMMON STOCKS (Cost $1,006,974,329)		1,068,245,004

MASTER LIMITED PARTNERSHIP —1.2%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Blackstone Group LP	399,500	6,136,320
Carlyle Group LP, /The	152,600	3,966,074
		10,102,394
OIL & GAS STORAGE & TRANSPORTATION—0.3%
Plains All American Pipeline LP	68,400	3,103,992

TOTAL MASTER LIMITED PARTNERSHIP (Cost $11,607,491)		13,206,386

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.2%
HOMEBUILDING—0.2%
Lennar Corp., 3.25%, 11/15/21(L2)(a) (Cost $1,416,000)	1,416,000	2,482,425

	SHARES
REAL ESTATE INVESTMENT TRUST—2.9%
MORTGAGE—2.1%
American Capital Agency Corp.	515,600	17,025,112
Two Harbors Investment Corp.	610,900	7,288,037
		24,313,149
RESIDENTIAL—0.5%
Home Properties, Inc.	92,700	5,635,233

SPECIALIZED—0.3%
American Tower Corp., Cl. A	42,500	3,199,825

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $30,880,161)		33,148,207

Total Investments (Cost $1,050,877,981)(b)	95.3%	1,117,082,022
Other Assets in Excess of Liabilities	4.7	55,193,975

NET ASSETS	100.0%	$1,172,275,997

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(b)

At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,054,914,428, amounted to $62,167,594 which consisted of aggregate gross unrealized appreciation of $97,093,270 and aggregate gross unrealized depreciation of $34,925,676.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER LARGE CAP GROWTH FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—98.4%
AEROSPACE & DEFENSE—2.6%
Boeing Co., /The	34,540	$2,432,998
Precision Castparts Corp.	24,100	4,170,987
		6,603,985
AIR FREIGHT & LOGISTICS—1.2%
FedEx Corp.	14,400	1,324,656
United Parcel Service, Inc., Cl. B	24,100	1,765,325
		3,089,981
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
Ralph Lauren Corp.	8,300	1,275,627

APPAREL RETAIL—2.0%
Inditex SA	10,100	1,288,689
Limited Brands, Inc.	53,300	2,552,537
TJX Cos., Inc.	28,900	1,203,107
		5,044,333
APPLICATION SOFTWARE—4.4%
Citrix Systems, Inc. *	66,900	4,135,089
Informatica Corp. *	47,600	1,291,864
Intuit, Inc.	43,000	2,555,060
Salesforce.com, Inc. *	21,500	3,138,570
		11,120,583
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
T. Rowe Price Group, Inc.	30,300	1,967,682

AUTO PARTS & EQUIPMENT—0.8%
Delphi Automotive PLC*	61,600	1,936,704

BIOTECHNOLOGY—0.5%
Alexion Pharmaceuticals, Inc.*	13,200	1,193,016

BROADCASTING & CABLE TV—1.7%
CBS Corp., Cl. B	86,400	2,799,360
Discovery Communications, Inc., Series A *	25,200	1,487,304
		4,286,664
CASINOS & GAMING—1.0%
Las Vegas Sands Corp.	54,900	2,549,556

COMMUNICATIONS EQUIPMENT—3.0%
Cisco Systems, Inc.	151,800	2,601,852
QUALCOMM, Inc.	86,800	5,084,310
		7,686,162
COMPUTER HARDWARE—11.6%
Apple, Inc.	41,660	24,791,866
Teradata Corp. *	71,500	4,884,165
		29,676,031
COMPUTER STORAGE & PERIPHERALS—1.0%
EMC Corp.*	100,600	2,456,652

CONSTRUCTION & ENGINEERING—0.6%
Quanta Services, Inc.*	53,500	1,387,255

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Volvo AB#	194,700	$2,628,450

CONSUMER FINANCE—1.7%
American Express Co.	27,800	1,555,966
Capital One Financial Corp.	44,400	2,671,548
		4,227,514
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard, Inc.	6,200	2,857,766

DIVERSIFIED BANKS—1.0%
Wells Fargo & Co.	74,000	2,493,060

ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Stericycle, Inc.*	34,400	3,259,744

FERTILIZERS & AGRICULTURAL CHEMICALS—1.3%
CF Industries Holdings, Inc.	6,700	1,374,773
Monsanto Co.	21,900	1,884,933
		3,259,706
FOOD RETAIL—0.7%
Whole Foods Market, Inc.	19,900	1,885,127

GENERAL MERCHANDISE STORES—3.4%
Dollar General Corp. *	95,100	4,623,762
Target Corp.	62,100	3,958,875
		8,582,637
HEALTH CARE DISTRIBUTORS—2.2%
AmerisourceBergen Corp., Cl. A	70,600	2,784,464
Cardinal Health, Inc.	66,900	2,751,597
		5,536,061
HEALTH CARE EQUIPMENT—0.7%
Covidien PLC	34,800	1,912,260

HEALTH CARE FACILITIES—1.0%
HCA Holdings, Inc.	90,500	2,571,105

HEALTH CARE SERVICES—2.0%
Express Scripts, Inc.*	82,200	5,058,588

HOME IMPROVEMENT RETAIL—0.5%
Home Depot, Inc., /The	21,600	1,325,808

HOMEBUILDING—1.0%
Lennar Corp., Cl. A	70,800	2,652,876

HOUSEHOLD PRODUCTS—2.0%
Procter & Gamble Co., /The	72,860	5,044,826

HYPERMARKETS & SUPER CENTERS—0.7%
Costco Wholesale Corp.	19,100	1,880,013

INDUSTRIAL MACHINERY—1.8%
Pall Corp.	73,300	4,614,968

INTEGRATED TELECOMMUNICATION SERVICES—2.0%
Verizon Communications, Inc.	113,700	5,075,568

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—1.7%
Amazon.com, Inc.*	18,500	$4,307,170

INTERNET SOFTWARE & SERVICES—7.4%
eBay, Inc. *	108,955	5,261,437
Facebook, Inc. *	65,000	1,372,475
Google, Inc., Cl. A *	12,300	8,361,171
LinkedIn Corp. *	11,900	1,272,467
Yahoo! Inc. *	151,200	2,541,672
		18,809,222
INVESTMENT BANKING & BROKERAGE—1.5%
Goldman Sachs Group, Inc., /The	16,100	1,970,479
Morgan Stanley	111,400	1,936,132
		3,906,611
IT CONSULTING & OTHER SERVICES—3.7%
Cognizant Technology Solutions Corp., Cl. A *	29,000	1,932,850
International Business Machines Corp.	38,600	7,508,858
		9,441,708
LIFE & HEALTH INSURANCE—1.0%
Prudential Financial, Inc.	46,100	2,630,005

MANAGED HEALTH CARE—1.1%
Cigna Corp.	30,200	1,540,200
UnitedHealth Group, Inc.	22,300	1,248,800
		2,789,000
MOTORCYCLE MANUFACTURERS—0.6%
Harley-Davidson, Inc.	30,800	1,440,208

MOVIES & ENTERTAINMENT—1.5%
News Corp., Cl. A	159,900	3,824,808

OIL & GAS EQUIPMENT & SERVICES—2.5%
Halliburton Company	116,100	3,748,869
National Oilwell Varco, Inc.	35,300	2,601,610
		6,350,479
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Anadarko Petroleum Corp.	56,700	3,901,527
Pioneer Natural Resources Co.	31,100	3,285,715
		7,187,242
PACKAGED FOODS & MEATS—0.8%
Hershey Co., /The	27,400	1,886,490

PAPER PRODUCTS—1.0%
International Paper Co.	69,800	2,500,934

PHARMACEUTICALS—6.7%
Eli Lilly & Co.	64,300	3,126,909
Johnson & Johnson	93,600	6,628,752
Pfizer, Inc.	159,900	3,976,713
Watson Pharmaceuticals, Inc. *	39,500	3,395,025
		17,127,399

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—1.4%
Verisk Analytics, Inc., Cl. A*	68,400	$3,488,400

RESTAURANTS—1.8%
Chipotle Mexican Grill, Inc. *	10,700	2,723,471
Yum! Brands, Inc.	27,500	1,928,025
		4,651,496
SEMICONDUCTOR EQUIPMENT—1.8%
ASML Holding NV#	84,700	4,655,959

SEMICONDUCTORS—0.5%
Broadcom Corp., Cl. A*	39,100	1,233,019

SOFT DRINKS—1.5%
PepsiCo, Inc.	55,300	3,828,972

SPECIALIZED FINANCE—0.5%
IntercontinentalExchange, Inc.*	10,100	1,323,100

SPECIALTY CHEMICALS—0.5%
Celanese Corp.	34,300	1,303,057

TOBACCO—1.0%
Philip Morris International, Inc.	28,500	2,523,960

TOTAL COMMON STOCKS (Cost $232,621,973)		250,349,547

MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
KKR & Co., LP	174,000	2,618,700

TOTAL MASTER LIMITED PARTNERSHIP (Cost $2,527,036)		2,618,700

Total Investments (Cost $235,149,009)(a)	99.4%	252,968,247
Other Assets in Excess of Liabilities	0.6	1,654,590

NET ASSETS	100.0%	$254,622,837

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $235,565,583, amounted to $17,402,664 which consisted of aggregate gross unrealized appreciation of $24,425,393 and aggregate gross unrealized depreciation of $7,022,729.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—94.6%
AEROSPACE & DEFENSE—1.4%
Triumph Group, Inc.	43,600	$2,852,312

AIRLINES—1.0%
Delta Air Lines, Inc.*	205,300	1,977,039

ALTERNATIVE CARRIERS—0.8%
TW Telecom, Inc.*	61,300	1,561,311

APPAREL ACCESSORIES & LUXURY GOODS—2.4%
PVH Corp.	26,000	2,859,740
Ralph Lauren Corp.	12,900	1,982,601
		4,842,341
APPAREL RETAIL—2.3%
Limited Brands, Inc.	52,800	2,528,592
Ross Stores, Inc.	33,200	2,023,540
		4,552,132
APPLICATION SOFTWARE—3.7%
Cadence Design Systems, Inc. *	154,000	1,949,640
Citrix Systems, Inc. *	46,800	2,892,708
QLIK Technologies, Inc. *	46,300	852,383
Splunk, Inc. *	38,200	1,071,510
Tangoe, Inc. *	48,700	629,204
Workday, Inc. *	1,300	63,050
		7,458,495
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
Affiliated Managers Group, Inc. *	8,200	1,037,300
T. Rowe Price Group, Inc.	31,000	2,013,140
		3,050,440
AUTO PARTS & EQUIPMENT—0.8%
Delphi Automotive PLC*	51,850	1,630,164

BIOTECHNOLOGY—5.0%
Alexion Pharmaceuticals, Inc. *	26,000	2,349,880
Idenix Pharmaceuticals, Inc. *	243,621	867,291
Medivation, Inc. *	36,600	1,870,992
Merrimack Pharmaceuticals, Inc. *	405,700	2,507,226
Onyx Pharmaceuticals, Inc. *	7,450	583,782
Vertex Pharmaceuticals, Inc. *	38,100	1,837,944
		10,017,115
BROADCASTING & CABLE TV—2.5%
CBS Corp., Cl. B	85,100	2,757,240
Discovery Communications, Inc., Series C *	19,000	1,040,820
Scripps Networks Interactive, Inc.	18,800	1,141,536
		4,939,596
BUILDING PRODUCTS—0.5%
Owens Corning*	31,400	1,054,726

CABLE & SATELLITE—1.8%
Charter Communications, Inc. *	12,900	998,589

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CABLE & SATELLITE—(CONT.)
Sirius XM Radio, Inc. *	948,200	$2,654,960
		3,653,549
CHEMICALS—0.1%
Metabolix, Inc.*	99,368	132,159

COMMUNICATIONS EQUIPMENT—2.6%
Ciena Corp. *	45,200	560,932
F5 Networks, Inc. *	24,700	2,037,256
JDS Uniphase Corp. *	106,100	1,028,109
Motorola Solutions, Inc.	31,500	1,627,920
		5,254,217
COMPUTER HARDWARE—0.9%
Teradata Corp.*	27,700	1,892,187

CONSTRUCTION & ENGINEERING—1.1%
Quanta Services, Inc. *	41,800	1,083,874
TPI - Triunfo Participacoes e Investimentos SA	200,000	1,097,576
		2,181,450
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Paychex, Inc.	30,800	998,844

DISTILLERS & VINTNERS—1.2%
Beam, Inc.	43,500	2,416,860

DISTRIBUTORS—0.8%
LKQ Corp.*	80,400	1,679,556

DIVERSIFIED CHEMICALS—2.2%
Eastman Chemical Co.	26,600	1,575,784
PPG Industries, Inc.	24,300	2,845,044
		4,420,828
EDUCATION SERVICES—0.5%
Anhanguera Educacional Participacoes SA	59,500	1,042,550

ELECTRIC UTILITIES—1.0%
ITC Holdings Corp.	24,800	1,974,576

ELECTRONIC MANUFACTURING SERVICES—0.5%
Trimble Navigation Ltd.*	20,850	983,703

ENVIRONMENTAL & FACILITIES SERVICES—2.1%
Clean Harbors, Inc. *	20,000	1,167,000
Stericycle, Inc. *,^	21,000	1,989,960
Tetra Tech, Inc. *	39,800	1,032,412
		4,189,372
FERTILIZERS & AGRICULTURAL CHEMICALS—1.0%
CF Industries Holdings, Inc.	9,700	1,990,343

FOOD RETAIL—1.4%
Fresh Market, Inc., /The*	49,118	2,785,482

GENERAL MERCHANDISE STORES—2.9%
Dollar General Corp. *	83,900	4,079,218

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—(CONT.)
Family Dollar Stores, Inc.	25,200	$1,662,192
		5,741,410
HEALTH CARE DISTRIBUTORS—1.3%
Cardinal Health, Inc.	63,500	2,611,755

HEALTH CARE FACILITIES—0.6%
Tenet Healthcare Corporation*	50,425	1,190,030

HEALTH CARE SERVICES—1.1%
Catamaran Corp. *	37,990	1,791,608
HMS Holdings Corp. *	12,700	293,243
		2,084,851
HEALTH CARE TECHNOLOGY—0.7%
Agilent Technologies, Inc.	39,800	1,432,402

HOMEBUILDING—2.2%
Lennar Corp., Cl. A	68,100	2,551,707
Standard Pacific Corp. *	270,000	1,863,000
		4,414,707
HOTELS RESORTS & CRUISE LINES—2.1%
Royal Caribbean Cruises Ltd.	65,500	2,205,385
Wyndham Worldwide Corporation	40,100	2,021,040
		4,226,425
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.2%
Robert Half International, Inc.	92,300	2,481,947

INDUSTRIAL MACHINERY—3.0%
Pall Corp.	44,100	2,776,536
SPX Corp.	46,700	3,203,153
		5,979,689
INTERNET SOFTWARE & SERVICES—2.7%
Equinix, Inc. *	4,900	884,009
LinkedIn Corp. *	9,300	994,449
OpenTable, Inc. *	45,855	2,153,809
Yelp, Inc. *	56,100	1,352,010
		5,384,277
LEISURE PRODUCTS—1.8%
Fifth & Pacific Cos, Inc. *	202,000	2,217,960
Michael Kors Holdings Ltd. *	24,900	1,361,781
		3,579,741
LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	62,500	1,549,375

LIFE SCIENCES TOOLS & SERVICES—0.5%
Illumina, Inc.*	20,600	978,706

MANAGED HEALTH CARE—0.6%
Cigna Corp.	22,800	1,162,800

METAL & GLASS CONTAINERS—0.5%
Crown Holdings, Inc.*	28,500	1,090,125

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MOTORCYCLE MANUFACTURERS—0.6%
Harley-Davidson, Inc.	24,500	$1,145,620

OIL & GAS EQUIPMENT & SERVICES—2.3%
Cameron International Corp. *,^	33,700	1,706,568
Core Laboratories NV	8,200	850,012
Superior Energy Services, Inc. *	100,900	2,051,297
		4,607,877
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Cabot Oil & Gas Corp. ^	32,500	1,526,850
Denbury Resources, Inc. *,^	157,300	2,411,409
Pioneer Natural Resources Co. ^	31,900	3,370,235
		7,308,494
PACKAGED FOODS & MEATS—1.5%
ConAgra Foods, Inc.	37,300	1,038,432
Hershey Co., /The	28,600	1,969,110
		3,007,542
PAPER PRODUCTS—0.8%
International Paper Co.	45,000	1,612,350

PHARMACEUTICALS—2.7%
Questcor Pharmaceuticals, Inc.	57,550	1,466,374
Vivus, Inc. *	18,500	275,650
Warner Chilcott PLC, Cl. A	106,950	1,238,481
Watson Pharmaceuticals, Inc. *	28,400	2,440,980
		5,421,485
PROPERTY & CASUALTY INSURANCE—0.2%
Fidelity National Financial, Inc.	22,300	477,443

RAILROADS—0.8%
Kansas City Southern^	18,900	1,520,694

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
BR Properties SA	91,400	1,196,624

REAL ESTATE SERVICES—1.3%
Jones Lang LaSalle, Inc.	32,300	2,511,002

REGIONAL BANKS—1.5%
SVB Financial Group *	17,600	995,984
Zions Bancorporation	93,300	2,003,151
		2,999,135
RESEARCH & CONSULTING SERVICES—1.3%
CoStar Group, Inc. *	17,600	1,459,040
Verisk Analytics, Inc., Cl. A *	21,400	1,091,400
		2,550,440
RESTAURANTS—0.8%
Chipotle Mexican Grill, Inc.*	6,300	1,603,539

SEMICONDUCTOR EQUIPMENT—1.0%
Lam Research Corp.*	53,600	1,897,440

SEMICONDUCTORS—3.2%
Avago Technologies Ltd.	60,100	1,985,103

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Skyworks Solutions, Inc. *	110,350	$2,582,190
Xilinx, Inc.	52,600	1,723,176
		6,290,469
SPECIALIZED FINANCE—1.0%
Moody’s Corp.	42,400	2,041,984

SPECIALTY CHEMICALS—2.1%
Celanese Corp.	38,600	1,466,414
Rockwood Holdings, Inc.	57,200	2,625,480
		4,091,894
SPECIALTY STORES—0.5%
Dick’s Sporting Goods, Inc.	19,500	975,000

SYSTEMS SOFTWARE—3.2%
CommVault Systems, Inc. *	32,400	2,024,028
Fortinet, Inc. *	65,700	1,272,609
Red Hat, Inc. *	37,700	1,853,709
Sourcefire, Inc. *	30,900	1,322,211
		6,472,557
TRADING COMPANIES & DISTRIBUTORS—2.1%
Beacon Roofing Supply, Inc. *	31,900	1,031,646
United Rentals, Inc. *	25,500	1,036,830
WW Grainger, Inc.	10,500	2,114,805
		4,183,281
WIRELESS TELECOMMUNICATION SERVICES—1.8%
SBA Communications Corp.*	53,750	3,581,362

TOTAL COMMON STOCKS (Cost $191,652,161)		188,935,819

MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
KKR & Co., LP	132,400	1,992,620

TOTAL MASTER LIMITED PARTNERSHIP (Cost $2,224,948)		1,992,620

	CONTRACTS
PURCHASED OPTIONS—0.1%
PUT OPTIONS—0.1%
Cabot Oil & Gas Corp./ November/ 43*,~	106	2,650
Cabot Oil & Gas Corp./ November/ 45*,~(L2)	71	4,260
iShares Russell 2000 Index Fund/ November/ 82*	1,458	255,150
(Cost $261,996)		262,060

TOTAL PUT OPTIONS (Cost $261,996)		262,060

CALL OPTIONS—0.0%
SPDR S&P 500 ETF Trust/ November/ 146*,^	106	3,498
SPDR S&P 500 ETF Trust/ November/ 148*,^	106	1,590

	CONTRACTS	VALUE
PURCHASED OPTIONS—(CONT.)
SPDR S&P 500 ETF Trust/ November/ 150*	71	$497
(Cost $11,042)		5,585

TOTAL CALL OPTIONS (Cost $11,042)		5,585

TOTAL PURCHASED OPTIONS (Cost $273,038)		267,645

	SHARES
REAL ESTATE INVESTMENT TRUST—2.9%
RESIDENTIAL—2.3%
American Campus Communities, Inc.	22,700	1,028,537
AvalonBay Communities, Inc.	17,900	2,426,524
Camden Property Trust	18,900	1,240,407
		4,695,468
SPECIALIZED—0.6%
Extra Space Storage, Inc.	32,600	1,124,374

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $5,879,374)		5,819,842

Total Investments (Cost $200,029,521)(a)	98.6%	197,015,926
Other Assets in Excess of Liabilities	1.4	2,750,951

NET ASSETS	100.0%	$199,766,877

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
~	All or a portion of this security has been pledged as collateral for written put options.
*	Non-income producing security.
(a)

At October 31, 2012, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $201,020,133, amounted to $4,004,207 which consisted of aggregate gross unrealized appreciation of $10,166,093 and aggregate gross unrealized depreciation of $14,170,300.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cabot Oil & Gas Corp./ November/ 44	173	17,300	$5,882
Cabot Oil & Gas Corp./ November/ 46	176	17,600	17,600
Cabot Oil & Gas Corp./ November/ 47	35	3,500	4,725
Cabot Oil & Gas Corp./ November/ 48	35	3,500	7,175
Cameron International Corp./ November/ 52.5	71	7,100	17,750
Cameron International Corp./ November/ 55	35	3,500	22,050
Denbury Resources, Inc./ November/ 16(L2)	177	17,700	15,045
Denbury Resources, Inc./ November/ 17(L2)	212	21,200	26,500
Ensco PLC/ November/ 57.5	35	3,500	4,795
Kansas City Southern/ November/ 80	70	7,000	11,550
Pioneer Natural Resources Co./ November/ 110(L2)	18	1,800	12,060
Pioneer Natural Resources Co./ November/ 115(L2)	18	1,800	17,100
Valero Energy Corp./ November/ 29	50	5,000	4,800
Valero Energy Corp./ November/ 30	50	5,000	7,700
TOTAL PUT OPTIONS WRITTEN (Premiums Received $201,453)			174,732

CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ November/ 41(L2)	35	3,500	21,000
Cabot Oil & Gas Corp./ November/ 42(L2)	70	7,000	35,000
Cabot Oil & Gas Corp./ November/ 43(L2)	70	7,000	28,700
Cabot Oil & Gas Corp./ November/ 44	35	3,500	12,600
Cabot Oil & Gas Corp./ November/ 45	35	3,500	9,450
Cameron International Corp./ November/ 49	35	3,500	9,450
Cameron International Corp./ November/ 50	35	3,500	6,475
Denbury Resources, Inc./ November/ 15	212	21,200	14,840
Denbury Resources, Inc./ November/ 16	319	31,900	6,380
Kansas City Southern/ November/ 75(L2)	35	3,500	15,400
Pioneer Natural Resources Co./ November/ 105	54	5,400	22,626
SPDR S&P 500 ETF Trust/ November/ 139	35	3,500	11,270
SPDR S&P 500 ETF Trust/ November/ 140	36	3,600	9,288
SPDR S&P 500 ETF Trust/ November/ 144	106	10,600	7,738
Stericycle, Inc./ November/ 90(L2)	35	3,500	12,950
TOTAL CALL OPTIONS WRITTEN (Premiums Received $231,680)			223,167

TOTAL OPTIONS WRITTEN (Premiums Received $433,133)			$397,899

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements

THE ALGER FUNDS  |  ALGER SMID CAP GROWTH FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—90.4%
AEROSPACE & DEFENSE—1.1%
Triumph Group, Inc.	170,442	$11,150,316

AIRLINES—0.9%
Alaska Air Group, Inc. *	91,050	3,481,752
US Airways Group, Inc. *	445,550	5,426,799
		8,908,551
ALTERNATIVE CARRIERS—0.6%
TW Telecom, Inc.*	218,950	5,576,657

APPAREL ACCESSORIES & LUXURY GOODS—1.3%
PVH Corp.	111,600	12,274,884

APPAREL RETAIL—3.0%
ANN, Inc. *	288,750	10,152,450
Ascena Retail Group, Inc. *	402,100	7,961,580
Children’s Place Retail Stores, Inc., /The *	181,400	10,599,202
		28,713,232
APPLICATION SOFTWARE—4.3%
Cadence Design Systems, Inc. *	918,950	11,633,907
Concur Technologies, Inc. *	129,750	8,593,342
Factset Research Systems, Inc.	52,500	4,753,875
Nice Systems Ltd. #*	215,700	7,182,810
QLIK Technologies, Inc. *	368,600	6,785,926
Workday, Inc. *	47,350	2,296,475
		41,246,335
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Affiliated Managers Group, Inc.*	72,962	9,229,693

AUTO PARTS & EQUIPMENT—1.3%
Dana Holding Corp.	475,395	6,256,198
WABCO Holdings, Inc. *	104,050	6,094,209
		12,350,407
BIOTECHNOLOGY—5.2%
Acorda Therapeutics, Inc. *	158,950	3,806,852
Alkermes PLC *	311,600	5,773,948
BioMarin Pharmaceutical, Inc. *	70,550	2,613,172
Cepheid, Inc. *	143,500	4,349,485
Cubist Pharmaceuticals, Inc. *	75,500	3,238,950
Incyte Corp., Ltd. *	230,300	3,675,588
Medivation, Inc. *	123,000	6,287,760
Onyx Pharmaceuticals, Inc. *	58,000	4,544,880
Optimer Pharmaceuticals, Inc. *	311,150	2,968,371
Pharmacyclics, Inc. *	90,400	5,520,728
Seattle Genetics, Inc. *	132,700	3,338,732
Theravance, Inc. *	198,000	4,456,980
		50,575,446
BUILDING PRODUCTS—1.2%
AO Smith Corp.	103,350	6,280,579
Armstrong World Industries, Inc.	102,150	5,291,370
		11,571,949

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—1.6%
Ciena Corp. *	433,250	$5,376,633
Finisar Corp. *	524,400	6,041,088
JDS Uniphase Corp. *	443,400	4,296,546
		15,714,267
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Lindsay Corp.	139,200	10,630,704

DATA PROCESSING & OUTSOURCED SERVICES—2.6%
Alliance Data Systems Corp. *	67,650	9,677,333
VeriFone Systems, Inc. *	171,350	5,078,814
WEX, Inc. *	141,000	10,402,980
		25,159,127
DISTRIBUTORS—1.2%
LKQ Corp.*	547,700	11,441,453

DIVERSIFIED METALS & MINING—0.3%
Globe Specialty Metals, Inc.	198,650	2,985,710

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	144,450	11,501,109

ELECTRONIC MANUFACTURING SERVICES—1.4%
IPG Photonics Corp. *	136,650	7,253,382
Trimble Navigation Ltd. *	137,895	6,505,886
		13,759,268
ENVIRONMENTAL & FACILITIES SERVICES—3.1%
Clean Harbors, Inc. *	146,250	8,533,688
Tetra Tech, Inc. *	404,250	10,486,245
Waste Connections, Inc.	333,775	10,957,833
		29,977,766
FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	168,100	8,949,644

GOLD—0.5%
Royal Gold, Inc.	56,550	4,980,924

HEALTH CARE EQUIPMENT—1.8%
Sirona Dental Systems, Inc. *	89,200	5,107,592
Thoratec Corp. *	145,400	5,190,780
Volcano Corp. *	252,450	7,225,119
		17,523,491
HEALTH CARE FACILITIES—1.2%
Healthsouth Corp. *	207,200	4,585,336
Universal Health Services, Inc., Cl. B	174,750	7,232,903
		11,818,239
HEALTH CARE SERVICES—1.8%
Catamaran Corp. *	232,022	10,942,158
HMS Holdings Corp. *	269,250	6,216,982
		17,159,140
HEALTH CARE SUPPLIES—0.7%
Align Technology, Inc.*	239,500	6,365,910

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—0.7%
NVR, Inc.*	7,500	$6,778,050

HOTELS RESORTS & CRUISE LINES—1.9%
Marriott Vacations Worldwide Corp. *	268,150	10,549,021
Ryman Hospitality Properties *	202,150	7,885,872
		18,434,893
HOUSEWARES & SPECIALTIES—1.7%
Jarden Corp.	160,750	8,005,350
Tupperware Brands Corp.	152,635	9,020,728
		17,026,078
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.9%
Robert Half International, Inc.	355,450	9,558,050
Towers Watson & Co.	164,350	8,827,239
		18,385,289
INDUSTRIAL MACHINERY—4.4%
Actuant Corp., Cl. A	407,750	11,514,860
Barnes Group, Inc.	278,600	6,374,368
Colfax Corp. *	188,800	6,492,832
Pall Corp.	145,300	9,148,088
SPX Corp.	129,000	8,848,110
		42,378,258
INTERNET SOFTWARE & SERVICES—2.5%
DealerTrack Holdings, Inc. *	297,300	8,125,209
IAC/InterActiveCorp.	171,000	8,267,850
OpenTable, Inc. *	174,400	8,191,568
		24,584,627
IT CONSULTING & OTHER SERVICES—1.1%
Gartner, Inc.*	226,100	10,493,301

LEISURE FACILITIES—1.9%
Life Time Fitness, Inc. *	184,600	8,286,694
Six Flags Entertainment Corp.	177,050	10,111,326
		18,398,020
LEISURE PRODUCTS—1.5%
Brunswick Corp.	322,100	7,598,339
Fifth & Pacific Cos, Inc. *	609,950	6,697,251
		14,295,590
LIFE SCIENCES TOOLS & SERVICES—1.4%
Bruker Corp. *	403,700	4,880,733
Covance, Inc. *	82,250	4,006,397
Illumina, Inc. *	101,550	4,824,641
		13,711,771
MANAGED HEALTH CARE—0.4%
WellCare Health Plans, Inc.*	73,550	3,500,980

METAL & GLASS CONTAINERS—1.5%
Ball Corp.	139,550	5,976,926
Crown Holdings, Inc. *	236,750	9,055,688
		15,032,614

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MOVIES & ENTERTAINMENT—0.8%
Lions Gate Entertainment Corp.*	469,700	$7,834,596

OIL & GAS DRILLING—0.4%
Rowan Cos Plc*	136,100	4,315,731

OIL & GAS EQUIPMENT & SERVICES—1.3%
Oceaneering International, Inc.	93,400	4,887,622
Oil States International, Inc. *	107,100	7,829,010
		12,716,632
OIL & GAS EXPLORATION & PRODUCTION—2.2%
Oasis Petroleum, Inc. *	194,100	5,700,717
Rosetta Resources, Inc. *	151,250	6,963,550
SM Energy Co.	151,950	8,193,144
		20,857,411
PACKAGED FOODS & MEATS—3.1%
B&G Foods, Inc.	282,500	8,551,275
Hain Celestial Group, Inc. *	169,450	9,794,210
Ralcorp Holdings, Inc. *	88,150	6,363,548
WhiteWave Foods Co. *	284,400	4,684,068
		29,393,101
PHARMACEUTICALS—1.4%
Questcor Pharmaceuticals, Inc.	186,700	4,757,116
Salix Pharmaceuticals Ltd. *	49,200	1,920,768
Vivus, Inc. *	281,750	4,198,075
Warner Chilcott PLC, Cl. A	260,600	3,017,748
		13,893,707
RAILROADS—1.2%
Genesee & Wyoming, Inc., Cl. A*	161,350	11,693,034

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	89,050	6,922,747

REGIONAL BANKS—2.2%
SVB Financial Group *	81,300	4,600,767
Texas Capital Bancshares, Inc. *	206,700	9,812,049
Zions Bancorporation	315,700	6,778,079
		21,190,895
RESTAURANTS—1.0%
Dunkin’ Brands Group, Inc.	319,150	9,893,650

SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	294,868	10,438,327

SEMICONDUCTORS—2.6%
Cypress Semiconductor Corp.	249,650	2,474,031
Mellanox Technologies Ltd. *	99,955	7,693,536
ON Semiconductor Corp. *	1,011,950	6,223,493
Skyworks Solutions, Inc. *	384,900	9,006,660
		25,397,720
SPECIALIZED CONSUMER SERVICES—1.1%
Sotheby’s	149,200	4,644,596

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED CONSUMER SERVICES—(CONT.)
Weight Watchers International, Inc.	123,700	$6,215,925
		10,860,521
SPECIALTY CHEMICALS—3.3%
Cytec Industries, Inc.	131,750	9,067,035
PolyOne Corp.	507,600	9,608,868
Rockwood Holdings, Inc.	156,250	7,171,875
Valspar Corp.	103,605	5,804,988
		31,652,766
SPECIALTY STORES—1.9%
GNC Holdings, Inc.	264,650	10,234,015
Ulta Salon, Cosmetics & Fragrance, Inc.	92,400	8,521,128
		18,755,143
SYSTEMS SOFTWARE—2.7%
CommVault Systems, Inc. *	152,350	9,517,304
Fortinet, Inc. *	418,800	8,112,156
MICROS Systems, Inc. *	194,850	8,844,242
		26,473,702
THRIFTS & MORTGAGE FINANCE—0.5%
Northwest Bancshares, Inc.	405,150	4,821,285

TRADING COMPANIES & DISTRIBUTORS—1.5%
United Rentals, Inc. *	219,200	8,912,672
Watsco, Inc.	82,450	5,635,458
		14,548,130
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp.*	173,450	11,556,973

TOTAL COMMON STOCKS (Cost $752,823,863)		875,799,764

MASTER LIMITED PARTNERSHIP —0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Och-Ziff Capital Management Group LLC, Cl. A	809,750	8,105,597

TOTAL MASTER LIMITED PARTNERSHIP (Cost $7,549,299)		8,105,597

REAL ESTATE INVESTMENT TRUST—5.2%
MORTGAGE—2.1%
American Capital Mortgage Investment Corp.	269,250	6,712,402
Hatteras Financial Corp.	108,000	2,945,160
Two Harbors Investment Corp.	858,100	10,237,133
		19,894,695
RESIDENTIAL—0.3%
Equity Lifestyle Properties, Inc.	43,950	2,959,154

RETAIL—1.4%
Tanger Factory Outlet Centers	198,250	6,238,927
Taubman Centers, Inc.	90,750	7,128,413
		13,367,340

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST —(CONT.)
SPECIALIZED—1.4%
LaSalle Hotel Properties	263,450	$6,306,993
Sovran Self Storage, Inc.	131,200	7,583,360
		13,890,353
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $47,728,520)		50,111,542

Total Investments (Cost $808,101,682)(a)	96.4%	934,016,903
Other Assets in Excess of Liabilities	3.6	34,789,758

NET ASSETS	100.0%	$968,806,661

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $810,948,026, amounted to $123,068,877 which consisted of aggregate gross unrealized appreciation of $157,095,164 and aggregate gross unrealized depreciation of $34,026,287.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—92.5%
AEROSPACE & DEFENSE—1.7%
Esterline Technologies Corp. *	43,220	$2,497,684
Spirit Aerosystems Holdings, Inc., Cl. A *	91,900	1,436,397
		3,934,081
AIR FREIGHT & LOGISTICS—0.8%
HUB Group, Inc., Cl. A*	62,500	1,938,125

AIRLINES—1.1%
Alaska Air Group, Inc. *	31,900	1,219,856
US Airways Group, Inc. *	103,500	1,260,630
		2,480,486
ALTERNATIVE CARRIERS—0.6%
Cogent Communications Group, Inc.	61,200	1,328,652

APPAREL RETAIL—3.2%
ANN, Inc. *	72,100	2,535,036
Children’s Place Retail Stores, Inc., /The *	41,300	2,413,159
DSW, Inc., Cl. A	38,800	2,428,492
		7,376,687
APPLICATION SOFTWARE—5.8%
Aspen Technology, Inc. *	68,800	1,704,864
BroadSoft, Inc. *	30,300	1,158,066
Cadence Design Systems, Inc. *	225,600	2,856,096
Nice Systems Ltd. #*	46,125	1,535,963
QLIK Technologies, Inc. *	103,486	1,905,177
Tangoe, Inc. *	116,500	1,505,180
Ultimate Software Group, Inc. *	27,500	2,787,400
		13,452,746
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Cohen & Steers, Inc.	55,300	1,547,847

AUTO PARTS & EQUIPMENT—1.2%
American Axle & Manufacturing Holdings, Inc. *	99,800	1,084,826
Dana Holding Corp.	128,300	1,688,428
		2,773,254
BIOTECHNOLOGY—5.1%
Acorda Therapeutics, Inc. *	44,500	1,065,775
Alkermes PLC *	62,200	1,152,566
Cepheid, Inc. *	33,300	1,009,323
Cubist Pharmaceuticals, Inc. *	25,400	1,089,660
Idenix Pharmaceuticals, Inc. *	157,600	561,056
Medivation, Inc. *	32,200	1,646,064
Optimer Pharmaceuticals, Inc. *	75,000	715,500
Pharmacyclics, Inc. *	29,004	1,771,274
Seattle Genetics, Inc. *	36,000	905,760
Synageva BioPharma Corp. *	21,300	900,564
Theravance, Inc. *	48,900	1,100,739
		11,918,281
BUILDING PRODUCTS—0.7%
AO Smith Corp.	25,100	1,525,327

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—1.5%
Aruba Networks, Inc. *	35,900	$652,303
Ciena Corp. *	106,000	1,315,460
Finisar Corp. *	126,100	1,452,672
		3,420,435
COMPUTER HARDWARE—1.4%
3D Systems Corp. *	44,400	1,931,400
Silicon Graphics International Corp. *	173,300	1,337,876
		3,269,276
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Lindsay Corp.	34,500	2,634,765

DATA PROCESSING & OUTSOURCED SERVICES—1.2%
WEX, Inc.*	36,975	2,728,016

DIVERSIFIED METALS & MINING—0.3%
Globe Specialty Metals, Inc.	55,300	831,159

ELECTRIC UTILITIES—1.3%
ITC Holdings Corp.	37,500	2,985,750

ELECTRONIC COMPONENTS—0.4%
Universal Display Corp.*	27,100	888,338

ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
Cognex Corp.	69,800	2,544,908

ENVIRONMENTAL & FACILITIES SERVICES—1.8%
Clean Harbors, Inc. *	24,700	1,441,245
Tetra Tech, Inc. *	104,500	2,710,730
		4,151,975
FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	44,700	2,379,828

FOOD RETAIL—0.7%
Fresh Market, Inc., /The*	28,300	1,604,893

FOOTWEAR—0.7%
Wolverine World Wide, Inc.	35,900	1,503,133

HEALTH CARE EQUIPMENT—3.6%
Insulet Corp. *	104,300	2,212,203
NxStage Medical, Inc. *	105,900	1,186,080
Thoratec Corp. *	38,428	1,371,880
Volcano Corp. *	68,000	1,946,160
Wright Medical Group, Inc. *	78,200	1,589,024
		8,305,347
HEALTH CARE FACILITIES—1.6%
Healthsouth Corp. *	96,300	2,131,119
Tenet Healthcare Corporation *	65,300	1,541,080
		3,672,199
HEALTH CARE SERVICES—1.9%
Accretive Health, Inc. *	134,800	1,589,292
HMS Holdings Corp. *	55,200	1,274,568

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—(CONT.)
Team Health Holdings, Inc. *	58,400	$1,554,024
		4,417,884
HEALTH CARE SUPPLIES—1.3%
Align Technology, Inc. *	52,600	1,398,108
Endologix, Inc. *	117,300	1,578,858
		2,976,966
HEALTH CARE TECHNOLOGY—0.6%
Greenway Medical Technologies*	76,900	1,275,771

HOME FURNISHINGS—0.5%
Ethan Allen Interiors, Inc.	42,879	1,261,071

HOMEFURNISHING RETAIL—1.1%
Pier 1 Imports, Inc.	129,400	2,639,760

HOTELS RESORTS & CRUISE LINES—2.6%
Interval Leisure Group	76,500	1,458,090
Marriott Vacations Worldwide Corp. *	65,500	2,576,770
Ryman Hospitality Properties *	52,400	2,044,124
		6,078,984
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
On Assignment, Inc.*	78,100	1,490,148

INDUSTRIAL MACHINERY—3.1%
Actuant Corp., Cl. A	96,140	2,714,993
Barnes Group, Inc.	68,900	1,576,432
RBC Bearings, Inc. *	58,900	2,924,974
		7,216,399
INTERNET RETAIL—0.3%
Kayak Software Corp.*	23,300	771,929

INTERNET SOFTWARE & SERVICES—4.7%
comScore, Inc. *	135,600	1,921,452
Cornerstone OnDemand, Inc. *	85,400	2,390,346
DealerTrack Holdings, Inc. *	88,900	2,429,637
ExactTarget, Inc. *	96,900	2,259,708
OpenTable, Inc. *	38,400	1,803,648
		10,804,791
IT CONSULTING & OTHER SERVICES—0.8%
InterXion Holding NV*	89,200	1,906,204

LEISURE FACILITIES—2.0%
Life Time Fitness, Inc. *	45,075	2,023,417
Six Flags Entertainment Corp.	46,100	2,632,771
		4,656,188
LEISURE PRODUCTS—2.5%
Brunswick Corp.	90,711	2,139,873
Fifth & Pacific Cos, Inc. *	171,800	1,886,364
Warnaco Group, Inc., /The *	24,700	1,743,326
		5,769,563

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.2%
Bruker Corp. *	124,000	$1,499,160
PAREXEL International Corp. *	42,008	1,289,225
		2,788,385
MANAGED HEALTH CARE—0.4%
WellCare Health Plans, Inc.*	21,200	1,009,120

METAL & GLASS CONTAINERS—1.0%
Silgan Holdings, Inc.	52,270	2,263,814

MOVIES & ENTERTAINMENT—0.9%
Lions Gate Entertainment Corp.*	122,500	2,043,300

OIL & GAS EQUIPMENT & SERVICES—1.3%
Dril-Quip, Inc. *	23,020	1,594,365
Hornbeck Offshore Services, Inc. *	39,100	1,354,424
		2,948,789
OIL & GAS EXPLORATION & PRODUCTION—4.0%
Approach Resources, Inc. *	33,800	832,494
Berry Petroleum Co.	51,900	1,998,669
Energy XXI Bermuda Ltd.	60,600	2,005,860
Kodiak Oil & Gas Corp. *	112,400	1,038,576
Nothern Oil and Gas, Inc. *	66,800	1,012,688
Rosetta Resources, Inc. *	51,000	2,348,040
		9,236,327
PACKAGED FOODS & MEATS—1.9%
B&G Foods, Inc.	66,300	2,006,901
Hain Celestial Group, Inc. *	42,020	2,428,756
		4,435,657
PHARMACEUTICALS—1.3%
Questcor Pharmaceuticals, Inc.	40,800	1,039,584
ViroPharma, Inc. *	36,100	911,525
Vivus, Inc. *	78,700	1,172,630
		3,123,739
PRECIOUS METALS & MINERALS—0.4%
Hecla Mining Co.	147,400	969,892

RAILROADS—1.3%
Genesee & Wyoming, Inc., Cl. A*	40,200	2,913,294

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	21,300	1,655,862

REGIONAL BANKS—1.5%
SVB Financial Group *	19,400	1,097,846
Texas Capital Bancshares, Inc. *	49,400	2,345,018
		3,442,864
RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	25,600	2,122,240

RESTAURANTS—1.7%
Cheesecake Factory, Inc., /The	48,400	1,600,104

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—(CONT.)
Domino’s Pizza, Inc.	55,000	$2,234,100
		3,834,204
SEMICONDUCTORS—2.9%
Applied Micro Circuits Corporation *	125,904	730,243
Cavium Networks, Inc. *	48,900	1,622,502
Cypress Semiconductor Corp.	111,400	1,103,974
Freescale Semiconductor Holdings Ltd. *	129,100	1,154,154
Microsemi Corp. *	110,400	2,119,680
		6,730,553
SPECIALIZED CONSUMER SERVICES—0.4%
Sotheby’s	31,600	983,708

SPECIALTY CHEMICALS—2.9%
Cytec Industries, Inc.	27,300	1,878,786
PolyOne Corp.	155,900	2,951,187
Rockwood Holdings, Inc.	40,800	1,872,720
		6,702,693
SPECIALTY STORES—2.0%
Five Below, Inc. *	60,900	2,018,226
Vitamin Shoppe, Inc. *	46,500	2,661,660
		4,679,886
SYSTEMS SOFTWARE—1.7%
CommVault Systems, Inc. *	50,300	3,142,241
Sourcefire, Inc. *	19,900	851,521
		3,993,762
THRIFTS & MORTGAGE FINANCE—0.6%
Northwest Bancshares, Inc.	117,200	1,394,680

TRADING COMPANIES & DISTRIBUTORS—2.2%
Beacon Roofing Supply, Inc. *	38,000	1,228,920
United Rentals, Inc. *	53,200	2,163,112
Watsco, Inc.	24,100	1,647,235
		5,039,267
TRUCKING—0.7%
Avis Budget Group, Inc.*	94,500	1,562,085

TOTAL COMMON STOCKS (Cost $196,102,424)		214,335,287

MASTER LIMITED PARTNERSHIP —0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Fortress Investment Group LLC, Cl. A	341,800	1,476,576

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,898,368)		1,476,576

REAL ESTATE INVESTMENT TRUST—4.8%
MORTGAGE—2.1%
American Capital Mortgage Investment Corp.	55,500	1,383,615
Capstead Mortgage Corp.	73,800	909,216

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
Two Harbors Investment Corp.	208,300	$2,485,019
		4,777,850
RESIDENTIAL—1.1%
American Campus Communities, Inc.	42,400	1,921,144
Home Properties, Inc.	12,000	729,480
		2,650,624
SPECIALIZED—1.6%
Extra Space Storage, Inc.	59,100	2,038,359
LaSalle Hotel Properties	70,400	1,685,376
		3,723,735
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $10,488,258)		11,152,209

Total Investments (Cost $208,489,050)(a)	97.9%	226,964,072
Other Assets in Excess of Liabilities	2.1	4,982,361

NET ASSETS	100.0%	$231,946,433

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $209,019,971, amounted to $17,944,101 which consisted of aggregate gross unrealized appreciation of $31,661,583 and aggregate gross unrealized depreciation of $13,717,482.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—92.6%
AEROSPACE & DEFENSE—2.0%
Esterline Technologies Corp. *	2,130	$123,093
Triumph Group, Inc.	1,940	126,915
		250,008
AIRLINES—0.7%
US Airways Group, Inc.*	6,655	81,058

APPAREL ACCESSORIES & LUXURY GOODS—1.2%
PVH Corp.	1,395	153,436

APPAREL RETAIL—3.1%
ANN, Inc. *	3,620	127,279
Children’s Place Retail Stores, Inc., /The *	2,250	131,467
DSW, Inc., Cl. A	1,835	114,853
		373,599
APPLICATION SOFTWARE—4.8%
Aspen Technology, Inc. *	3,805	94,288
BroadSoft, Inc. *	2,075	79,306
Factset Research Systems, Inc.	790	71,535
Nice Systems Ltd. #*	2,725	90,742
QLIK Technologies, Inc. *	4,380	80,636
SolarWinds, Inc. *	1,970	99,662
Tangoe, Inc. *	5,805	75,001
		591,170
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Affiliated Managers Group, Inc.*	920	116,380

AUTO PARTS & EQUIPMENT—1.4%
American Axle & Manufacturing Holdings, Inc. *	7,985	86,797
Dana Holding Corp.	6,035	79,421
		166,218
BIOTECHNOLOGY—4.8%
Acorda Therapeutics, Inc. *	1,625	38,919
Alkermes PLC *	4,040	74,861
Cepheid, Inc. *	1,355	41,070
Cubist Pharmaceuticals, Inc. *	1,405	60,275
Medivation, Inc. *	1,390	71,057
Merrimack Pharmaceuticals, Inc. *	6,040	37,327
Onyx Pharmaceuticals, Inc. *	675	52,893
Optimer Pharmaceuticals, Inc. *	3,865	36,872
Pharmacyclics, Inc. *	1,355	82,750
Synageva BioPharma Corp. *	900	38,052
Theravance, Inc. *	2,265	50,985
		585,061
BUILDING PRODUCTS—1.2%
AO Smith Corp.	1,050	63,808
Armstrong World Industries, Inc.	1,535	79,513
		143,321
COMMUNICATIONS EQUIPMENT—1.7%
Ciena Corp. *	5,370	66,642

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp. *	6,400	$73,728
Procera Networks, Inc. *	2,750	62,288
		202,658
COMPUTER HARDWARE—1.4%
3D Systems Corp. *	2,175	94,613
Silicon Graphics International Corp. *	9,695	74,845
		169,458
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Lindsay Corp.	1,625	124,101

DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Alliance Data Systems Corp.*	840	120,162

DISTRIBUTORS—1.2%
LKQ Corp.*	6,870	143,514

DIVERSIFIED METALS & MINING—0.4%
Globe Specialty Metals, Inc.	3,230	48,547

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	1,770	140,927

ELECTRONIC COMPONENTS—0.6%
Universal Display Corp.*	2,245	73,591

ELECTRONIC MANUFACTURING SERVICES—1.1%
Fabrinet *	5,110	49,209
Trimble Navigation Ltd. *	1,675	79,027
		128,236
ENVIRONMENTAL & FACILITIES SERVICES—1.6%
Clean Harbors, Inc. *	1,315	76,730
Waste Connections, Inc.	3,570	117,203
		193,933
FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	2,160	114,998

FOOD RETAIL—0.7%
Fresh Market, Inc., /The*	1,510	85,632

GOLD—0.5%
AuRico Gold, Inc.*	6,660	55,611

HEALTH CARE EQUIPMENT—3.0%
EnteroMedics, Inc. *	8,895	26,774
HeartWare International, Inc. *	530	44,509
Insulet Corp. *	4,995	105,944
NxStage Medical, Inc. *	3,970	44,464
Sirona Dental Systems, Inc. *	1,135	64,990
Volcano Corp. *	2,940	84,143
		370,824
HEALTH CARE FACILITIES—0.7%
Universal Health Services, Inc., Cl. B	2,075	85,884

HEALTH CARE SERVICES—2.8%
Catamaran Corp. *	2,956	139,405

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—(CONT.)
HMS Holdings Corp. *	2,935	$67,769
Team Health Holdings, Inc. *	5,005	133,183
		340,357
HEALTH CARE SUPPLIES—0.6%
Align Technology, Inc.*	2,830	75,221

HEALTH CARE TECHNOLOGY—1.0%
Computer Programs & Systems, Inc.	1,070	52,227
Greenway Medical Technologies *	4,310	71,503
		123,730
HOME FURNISHINGS—0.7%
Ethan Allen Interiors, Inc.	2,795	82,201

HOMEBUILDING—0.5%
NVR, Inc.*	70	63,262

HOTELS RESORTS & CRUISE LINES—1.5%
Interval Leisure Group	4,390	83,674
Ryman Hospitality Properties *	2,430	94,794
		178,468
HOUSEWARES & SPECIALTIES—0.6%
Jarden Corp.	1,565	77,937

INDUSTRIAL MACHINERY—3.9%
Actuant Corp., Cl. A	5,125	144,730
Barnes Group, Inc.	2,595	59,374
RBC Bearings, Inc. *	2,805	139,296
SPX Corp.	1,950	133,750
		477,150
INTERNET RETAIL—0.3%
Kayak Software Corp.*	1,120	37,106

INTERNET SOFTWARE & SERVICES—6.1%
Cornerstone OnDemand, Inc. *	4,705	131,693
DealerTrack Holdings, Inc. *	3,975	108,637
ExactTarget, Inc. *	5,160	120,331
IAC/InterActiveCorp.	1,790	86,546
OpenTable, Inc. *	2,110	99,107
SPS Commerce, Inc. *	3,975	144,094
Trulia, Inc. *	2,295	51,752
		742,160
IT CONSULTING & OTHER SERVICES—1.9%
Gartner, Inc. *	2,815	130,644
InterXion Holding NV *	4,435	94,776
		225,420
LEISURE FACILITIES—1.1%
Six Flags Entertainment Corp.	2,440	139,348

LEISURE PRODUCTS—1.5%
Brunswick Corp.	4,030	95,068
Fifth & Pacific Cos, Inc. *	7,645	83,942
		179,010

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.0%
Bruker Corp. *	4,935	$59,664
Covance, Inc. *	1,300	63,323
		122,987
MANAGED HEALTH CARE—0.4%
WellCare Health Plans, Inc.*	935	44,506

METAL & GLASS CONTAINERS—1.7%
Ball Corp.	1,890	80,949
Silgan Holdings, Inc.	3,065	132,745
		213,694
MOVIES & ENTERTAINMENT—0.8%
Lions Gate Entertainment Corp.*	5,725	95,493

OIL & GAS EQUIPMENT & SERVICES—0.8%
Oil States International, Inc.*	1,330	97,223

OIL & GAS EXPLORATION & PRODUCTION—3.7%
Energy XXI Bermuda Ltd.	3,130	103,603
Kodiak Oil & Gas Corp. *	4,840	44,721
Plains Exploration & Production Co. *	1,810	64,545
Rosetta Resources, Inc. *	2,460	113,258
SM Energy Co.	2,255	121,590
		447,717
PACKAGED FOODS & MEATS—1.9%
Annie’s, Inc. *	1,620	63,990
Hain Celestial Group, Inc. *	2,085	120,513
WhiteWave Foods Co. *	2,535	41,752
		226,255
PHARMACEUTICALS—0.5%
Questcor Pharmaceuticals, Inc.	2,235	56,948

RAILROADS—1.3%
Genesee & Wyoming, Inc., Cl. A*	2,150	155,811

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	1,140	88,624

REGIONAL BANKS—1.4%
SVB Financial Group *	1,305	73,850
Zions Bancorporation	4,395	94,361
		168,211
RESTAURANTS—1.0%
Dunkin’ Brands Group, Inc.	3,980	123,380

SEMICONDUCTOR EQUIPMENT—1.0%
Lam Research Corp.*	3,523	124,714

SEMICONDUCTORS—3.3%
EZchip Semiconductor Ltd. *	2,060	63,860
Mellanox Technologies Ltd. *	1,335	102,755
ON Semiconductor Corp. *	11,645	71,617
Peregrine Semiconductor Corp. *	3,310	58,620

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Skyworks Solutions, Inc. *	4,755	$111,267
		408,119
SPECIALIZED CONSUMER SERVICES—0.4%
Sotheby’s	1,710	53,232

SPECIALTY CHEMICALS—2.6%
PolyOne Corp.	6,980	132,131
Rockwood Holdings, Inc.	2,290	105,111
Valspar Corp.	1,330	74,520
		311,762
SPECIALTY STORES—3.4%
Five Below, Inc. *	3,075	101,906
Tractor Supply Co.	860	82,766
Ulta Salon, Cosmetics & Fragrance, Inc.	1,055	97,292
Vitamin Shoppe, Inc. *	2,395	137,090
		419,054
SYSTEMS SOFTWARE—2.9%
Eloqua, Inc. *	4,075	95,070
Fortinet, Inc. *	5,355	103,726
MICROS Systems, Inc. *	2,270	103,035
Sourcefire, Inc. *	1,320	56,483
		358,314
THRIFTS & MORTGAGE FINANCE—0.7%
Northwest Bancshares, Inc.	7,200	85,680

TRADING COMPANIES & DISTRIBUTORS—1.6%
Rush Enterprises, Inc., Cl. A *	4,680	88,920
United Rentals, Inc. *	2,680	108,969
		197,889
TRUCKING—0.7%
Avis Budget Group, Inc.*	5,330	88,105

WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp.*	2,210	147,252

TOTAL COMMON STOCKS (Cost $9,660,829)		11,294,667

MASTER LIMITED PARTNERSHIP —0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Och-Ziff Capital Management Group LLC, Cl. A	9,585	95,946

TOTAL MASTER LIMITED PARTNERSHIP (Cost $96,676)		95,946

REAL ESTATE INVESTMENT TRUST—4.6%
MORTGAGE—1.6%
American Capital Mortgage Investment Corp.	3,325	82,892
Two Harbors Investment Corp.	9,640	115,005
		197,897

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST —(CONT.)
RESIDENTIAL—0.8%
Equity Lifestyle Properties, Inc.	745	$50,161
Home Properties, Inc.	845	51,367
		101,528
RETAIL—1.4%
Tanger Factory Outlet Centers	2,560	80,563
Taubman Centers, Inc.	1,070	84,049
		164,612
SPECIALIZED—0.8%
Sovran Self Storage, Inc.	1,635	94,503

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $528,247)		558,540

Total Investments (Cost $10,285,752)(a)	98.0%	11,949,153
Other Assets in Excess of Liabilities	2.0	245,559

NET ASSETS	100.0%	$12,194,712

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,305,644, amounted to $1,643,509 which consisted of aggregate gross unrealized appreciation of $2,029,952 and aggregate gross unrealized depreciation of $386,443.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments ‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—86.7%
BIOTECHNOLOGY—12.8%
Alexion Pharmaceuticals, Inc. *	49,150	$4,442,177
Cepheid, Inc. *	61,300	1,858,003
Gilead Sciences, Inc. *	61,100	4,103,476
Idenix Pharmaceuticals, Inc. *	225,400	802,424
Ironwood Pharmaceuticals, Inc. *	23,000	267,490
Medivation, Inc. *	25,300	1,293,336
Merrimack Pharmaceuticals, Inc. *	316,295	1,954,703
Onyx Pharmaceuticals, Inc. *	18,900	1,481,004
Optimer Pharmaceuticals, Inc. *	131,292	1,252,526
Pharmacyclics, Inc. *	16,800	1,025,976
Seattle Genetics, Inc. *	41,000	1,031,560
Synageva BioPharma Corp. *	28,800	1,217,664
Vertex Pharmaceuticals, Inc. *	52,450	2,530,188
		23,260,527
HEALTH CARE DISTRIBUTORS—2.1%
Cardinal Health, Inc.	91,050	3,744,887

HEALTH CARE EQUIPMENT—11.0%
Covidien PLC	65,550	3,601,972
Edwards Lifesciences Corp. *	9,300	807,519
EnteroMedics, Inc. *	228,600	688,086
Hospira, Inc. *	54,300	1,666,467
Insulet Corp. *	98,710	2,093,639
Medtronic, Inc.	115,700	4,810,806
NxStage Medical, Inc. *	143,100	1,602,720
Volcano Corp. *	95,209	2,724,882
Wright Medical Group, Inc. *	105,300	2,139,696
		20,135,787
HEALTH CARE FACILITIES—5.1%
HCA Holdings, Inc.	110,400	3,136,464
Healthsouth Corp. *	75,250	1,665,282
Tenet Healthcare Corporation *	116,738	2,755,017
Universal Health Services, Inc., Cl. B	42,150	1,744,589
		9,301,352
HEALTH CARE SERVICES—7.6%
Accretive Health, Inc. *	145,050	1,710,139
Catamaran Corp. *	57,500	2,711,700
Express Scripts, Inc. *	134,350	8,267,899
HMS Holdings Corp. *	52,650	1,215,689
		13,905,427
HEALTH CARE SUPPLIES—1.3%
Align Technology, Inc. *	25,400	675,132
Endologix, Inc. *	127,450	1,715,477
		2,390,609
HEALTH CARE TECHNOLOGY—2.1%
Cerner Corp. *	33,750	2,571,412
Greenway Medical Technologies *	76,050	1,261,670
		3,833,082

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.7%
Covance, Inc. *	19,100	$930,361
Illumina, Inc. *	46,700	2,218,717
		3,149,078
MANAGED HEALTH CARE—12.5%
Amerigroup Corp. *	43,000	3,927,620
Cigna Corp.	187,000	9,537,000
UnitedHealth Group, Inc.	151,150	8,464,400
WellCare Health Plans, Inc. *	17,500	833,000
		22,762,020
PHARMACEUTICALS—30.5%
Allergan, Inc.	51,700	4,648,864
Bristol-Myers Squibb Co.	140,750	4,679,937
Eli Lilly & Co.	102,627	4,990,751
Johnson & Johnson	74,100	5,247,762
Medicis Pharmaceutical Corp., Cl. A	74,831	3,248,414
Mylan, Inc. *	134,550	3,409,497
Pfizer, Inc.	295,400	7,346,598
Questcor Pharmaceuticals, Inc.	73,300	1,867,684
Roche Holding AG	23,350	4,489,758
Shire PLC #	33,450	2,822,845
Teva Pharmaceutical Industries Ltd. #	26,350	1,065,067
Valeant Pharmaceuticals International, Inc. *	84,504	4,726,309
Vivus, Inc. *	82,400	1,227,760
Warner Chilcott PLC, Cl. A	109,600	1,269,168
Watson Pharmaceuticals, Inc. *	53,800	4,624,110
		55,664,524
TOTAL COMMON STOCKS (Cost $139,347,852)		158,147,293

Total Investments (Cost $139,347,852)(a)	86.7%	158,147,293
Other Assets in Excess of Liabilities	13.3	24,270,616

NET ASSETS	100.0%	$182,417,909

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $140,335,258, amounted to $17,812,035 which consisted of aggregate gross unrealized appreciation of $24,108,887 and aggregate gross unrealized depreciation of $6,296,852.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments‡ October 31, 2012

	SHARES	VALUE
COMMON STOCKS—91.0%
AEROSPACE & DEFENSE—3.0%
Boeing Co., /The	14,020	$987,569
General Dynamics Corp.	13,900	946,312
Honeywell International, Inc.	11,400	698,136
		2,632,017
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	7,700	564,025

ASSET MANAGEMENT & CUSTODY BANKS—1.3%
BlackRock, Inc.	6,100	1,157,048

CABLE & SATELLITE—0.7%
Time Warner Cable, Inc.	6,100	604,571

COMMUNICATIONS EQUIPMENT—2.9%
Cisco Systems, Inc.	55,700	954,698
QUALCOMM, Inc.	26,700	1,563,952
		2,518,650
COMPUTER HARDWARE—4.9%
Apple, Inc.	7,165	4,263,891

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Caterpillar, Inc.	5,000	424,050
Volvo AB #	46,600	629,100
		1,053,150
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Paychex, Inc.	13,500	437,805

DIVERSIFIED BANKS—1.5%
Wells Fargo & Co.	37,600	1,266,744

DIVERSIFIED CHEMICALS—0.4%
Dow Chemical Co., /The	12,700	372,110

DIVERSIFIED METALS & MINING—0.8%
Southern Copper Corp.	18,625	709,613

DRUG RETAIL—0.9%
CVS Caremark Corp.	17,500	812,000

ELECTRIC UTILITIES—1.1%
Southern Co., /The	21,600	1,011,744

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Emerson Electric Co.	11,300	547,259

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Monsanto Co.	7,400	636,918

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	4,500	411,210

GENERAL MERCHANDISE STORES—1.2%
Target Corp.	16,300	1,039,125

GOLD—0.8%
Newmont Mining Corp.	11,900	649,145

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE DISTRIBUTORS—0.5%
Cardinal Health, Inc.	11,100	$456,543

HEALTH CARE EQUIPMENT—1.2%
Medtronic, Inc.	24,000	997,920

HOME IMPROVEMENT RETAIL—1.5%
Home Depot, Inc., /The	21,700	1,331,946

HOUSEHOLD PRODUCTS—2.1%
Procter & Gamble Co., /The	27,025	1,871,211

HYPERMARKETS & SUPER CENTERS—1.9%
Wal-Mart Stores, Inc.	21,800	1,635,436

INDUSTRIAL CONGLOMERATES—2.0%
General Electric Co.	84,700	1,783,782

INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	8,600	666,758

INDUSTRIAL MACHINERY—1.1%
Eaton Corp.	10,500	495,810
Stanley Black & Decker, Inc.	6,200	429,660
		925,470
INTEGRATED OIL & GAS—6.9%
Chevron Corp.	15,800	1,741,318
Exxon Mobil Corp.	25,800	2,352,186
Royal Dutch Shell PLC #	28,100	1,924,288
		6,017,792
INTEGRATED TELECOMMUNICATION SERVICES—3.5%
AT&T, Inc.	33,100	1,144,929
Verizon Communications, Inc.	42,000	1,874,880
		3,019,809
INTERNET SOFTWARE & SERVICES—1.6%
Google, Inc., Cl. A*	2,005	1,362,939

INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	35,700	620,466

IT CONSULTING & OTHER SERVICES—3.6%
Accenture Ltd.	17,200	1,159,452
International Business Machines Corp.	10,200	1,984,206
		3,143,658
LEISURE FACILITIES—0.7%
Six Flags Entertainment Corp.	11,300	645,343

LIFE & HEALTH INSURANCE—0.9%
Prudential Financial, Inc.	13,600	775,880

MANAGED HEALTH CARE—1.2%
UnitedHealth Group, Inc.	19,000	1,064,000

MOVIES & ENTERTAINMENT—1.5%
Viacom, Inc., Cl. B	26,100	1,338,147

MULTI-UTILITIES—0.9%
Consolidated Edison, Inc.	12,600	760,788

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—0.7%
Halliburton Company	20,300	$655,487

OIL & GAS EXPLORATION & PRODUCTION—1.8%
ConocoPhillips	26,500	1,533,025

OTHER DIVERSIFIED FINANCIAL SERVICES—1.8%
JPMorgan Chase & Co.	38,461	1,603,054

PACKAGED FOODS & MEATS—1.1%
Kraft Foods Group, Inc. *	7,300	332,004
Mondelez International, Inc.	21,900	581,226
		913,230
PAPER PRODUCTS—1.1%
International Paper Co.	27,300	978,159

PHARMACEUTICALS—8.0%
Bristol-Myers Squibb Co.	50,600	1,682,450
Eli Lilly & Co.	9,700	471,711
Johnson & Johnson	30,500	2,160,010
Pfizer, Inc.	75,959	1,889,100
Roche Holding AG #	16,300	782,726
		6,985,997
RAILROADS—1.3%
CSX Corp.	56,600	1,158,602

REGIONAL BANKS—0.7%
M&T Bank Corp.	5,700	593,370

RESTAURANTS—1.8%
Darden Restaurants, Inc.	10,800	568,296
McDonald’s Corp.	11,900	1,032,920
		1,601,216
SECURITY & ALARM SERVICES—0.4%
Tyco International Ltd.	12,500	335,875

SEMICONDUCTOR EQUIPMENT—0.5%
Kla-Tencor Corp.	9,700	451,244

SEMICONDUCTORS—1.7%
Maxim Integrated Products, Inc.	31,400	864,285
Xilinx, Inc.	20,200	661,752
		1,526,037
SOFT DRINKS—4.3%
Coca-Cola Co., /The	43,800	1,628,484
PepsiCo, Inc.	31,100	2,153,364
		3,781,848
SPECIALIZED FINANCE—1.7%
CME Group, Inc.	13,950	780,224
NYSE Euronext	29,400	727,944
		1,508,168
SPECIALTY CHEMICALS—1.1%
LyondellBasell Industries NV	18,100	966,359

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—0.6%
Tiffany & Co.	7,600	$480,472

SYSTEMS SOFTWARE—1.4%
Microsoft Corp.	41,900	1,195,617

TOBACCO—3.5%
Altria Group, Inc.	41,615	1,323,357
Philip Morris International, Inc.	19,415	1,719,392
		3,042,749
TRADING COMPANIES & DISTRIBUTORS—0.7%
Watsco, Inc.	8,500	580,975

WIRELESS TELECOMMUNICATION SERVICES—0.5%
Vodafone Group PLC#	16,000	435,520

TOTAL COMMON STOCKS (Cost $71,683,062)		79,431,917

MASTER LIMITED PARTNERSHIP —1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Carlyle Group LP, /The	17,700	460,023
KKR & Co., LP	38,200	574,910
		1,034,933
TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,015,522)		1,034,933

REAL ESTATE INVESTMENT TRUST—4.6%
MORTGAGE—1.6%
American Capital Agency Corp.	41,800	1,380,236

RETAIL—1.0%
Simon Property Group, Inc.	5,400	821,934

SPECIALIZED—2.0%
Health Care REIT, Inc.	14,000	832,020
Plum Creek Timber Co., Inc.	21,100	926,290
		1,758,310
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,719,955)		3,960,480

Total Investments (Cost $76,418,539)(a)	96.8%	84,427,330
Other Assets in Excess of Liabilities	3.2	2,830,543

NET ASSETS	100.0%	$87,257,873

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.

(a)

At October 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $76,412,601, amounted to $8,014,729 which consisted of aggregate gross unrealized appreciation of $9,265,552 and aggregate gross unrealized depreciation of $1,250,823.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2012

(in thousands)

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost*) see accompanying schedules of investments	$1,117,082	$252,968	$197,016
Cash and cash equivalents#	35,706	10,825	3,859
Receivable for investment securities sold	29,827	634	14,087
Receivable for shares of beneficial interest sold	2,211	45	67
Receivable for interfund loans	—	—	—
Dividends and interest receivable	1,356	430	54
Receivable from Investment Manager	2	—	—
Prepaid expenses	54	38	23
Total Assets	1,186,238	264,940	215,106
LIABILITIES:
Payable for investment securities purchased	10,218	9,554	12,656
Written options outstanding, at value**	—	—	398
Payable for shares of beneficial interest redeemed	1,830	283	219
Payable for interfund loans	—	—	715
Bank overdraft	—	—	861
Accrued investment advisory fees	871	167	140
Accrued transfer agent fees	435	83	118
Accrued distribution fees	385	120	93
Accrued administrative fees	30	7	5
Accrued shareholder servicing fees	18	4	3
Dividends payable	—	—	5
Accrued other expenses	175	99	126
Total Liabilities	13,962	10,317	15,339
NET ASSETS	$1,172,276	$254,623	$199,767
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,103,574	305,990	319,489
Undistributed net investment income (accumulated loss)	1,596	194	(553)
Undistributed net realized gain (accumulated realized loss)	902	(69,380)	(116,191)
Net unrealized appreciation (depreciation) on investments	66,204	17,819	(2,978)
NET ASSETS	$1,172,276	$254,623	$199,767

*Identified cost	$1,050,878	$235,149	$200,030
**Written options premiums received	$—	$—	$433

#Alger Mid Cap Growth Fund includes restricted cash of $3,859 held as collateral for written options.

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
ASSETS:
Investments in securities, at value (Identified cost*) see accompanying schedules of investments	$934,017	$226,964	$11,949	$158,147	$84,428
Cash and cash equivalents#	40,092	4,820	306	22,009	3,267
Receivable for investment securities sold	1,485	657	—	2,158	—
Receivable for shares of beneficial interest sold	2,794	258	4	214	131
Receivable for interfund loans	715	—	—	—	—
Dividends and interest receivable	193	32	2	384	131
Receivable from Investment Manager	—	2	16	—	1
Prepaid expenses	54	31	35	24	36
Total Assets	979,350	232,764	12,312	182,936	87,994
LIABILITIES:
Payable for investment securities purchased	7,929	—	43	—	—
Written options outstanding, at value**	—	—	—	—	—
Payable for shares of beneficial interest redeemed	1,161	353	16	128	579
Payable for interfund loans	—	—	—	—	—
Bank overdraft	—	—	—	—	—
Accrued investment advisory fees	716	176	10	138	47
Accrued transfer agent fees	279	114	10	90	31
Accrued distribution fees	256	68	4	87	29
Accrued administrative fees	24	6	—	5	2
Accrued shareholder servicing fees	11	3	—	3	1
Dividends payable	—	—	—	—	—
Accrued other expenses	167	98	34	67	47
Total Liabilities	10,543	818	117	518	736
NET ASSETS	$968,807	$231,946	$12,195	$182,418	$87,258
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	809,067	206,288	9,125	144,428	86,776
Undistributed net investment income (accumulated loss)	(4,617)	(1,439)	(95)	—	103
Undistributed net realized gain (accumulated realized loss)	38,442	8,622	1,502	19,191	(7,630)
Net unrealized appreciation (depreciation) on investments	125,915	18,475	1,663	18,799	8,009
NET ASSETS	$968,807	$231,946	$12,195	$182,418	$87,258

*Identified cost	$808,102	$208,489	$10,286	$139,348	$76,419
**Written options premiums received	$—	$—	$—	$—	$—

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2012

(in thousands)

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
NET ASSETS BY CLASS
Class A	$952,955	$139,693	$131,454
Class B	$31,965	$77,408	$45,501
Class C	$149,400	$17,305	$22,812
Class I	$—	$—	$—
Class Z	$37,956	$20,217	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	57,456	11,075	18,648
Class B	2,194	6,927	7,770
Class C	10,220	1,556	3,921
Class I	—	—	—
Class Z	2,275	1,596	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$16.59	$12.61	$7.05
Class A — Offering Price Per Share (includes 5.25% sales charge)	$17.50	$13.31	$7.44
Class B — Net Asset Value Per Share	$14.57	$11.18	$5.86
Class C — Net Asset Value Per Share	$14.62	$11.12	$5.82
Class I — Net Asset Value Per Share	—	—	—
Class Z — Net Asset Value Per Share	$16.68	$12.66	—

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS
Class A	$299,934	$172,202	$6,464	$120,490	$73,050
Class B	$9,448	$13,389	$—	$11,879	$—
Class C	$59,063	$17,091	$1,956	$50,049	$13,121
Class I	$545,397	$—	$1,349	$—	$—
Class Z	$54,965	$29,264	$2,426	$—	$1,087

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	17,935	22,111	594	5,541	2,990
Class B	615	1,951	—	597	—
Class C	3,838	2,529	187	2,509	542
Class I	32,314	—	123	—	—
Class Z	3,264	3,755	221	—	44

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$16.72	$7.79	$10.88	$21.75	$24.43
Class A — Offering Price Per Share (includes 5.25% sales charge)	$17.65	$8.22	$11.49	$22.95	$25.78
Class B — Net Asset Value Per Share	$15.36	$6.86	—	$19.91	—
Class C — Net Asset Value Per Share	$15.39	$6.76	$10.48	$19.95	$24.22
Class I — Net Asset Value Per Share	$16.88	—	$11.00	—	—
Class Z — Net Asset Value Per Share	$16.84	$7.79	$10.97	—	$24.43

THE ALGER FUNDS

Statements of Operations (in thousands) For the year ended October 31, 2012

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
INCOME
Dividends (net of foreign withholding taxes*)	$16,943	$4,493	$2,556	$7,307
Interest	68	5	4	11
Total Income	17,011	4,498	2,560	7,318
EXPENSES
Advisory fees—Note 3(a)	8,626	1,954	1,686	7,683
Distribution fees—Note 3(b):
Class A	2,166	376	370	865
Class B	347	841	486	106
Class C	1,417	196	252	634
Class I	—	—	—	1,221
Administrative fees—Note 3(a)	293	76	61	261
Dividends on securities sold short	—	—	5	—
Custodian fees	96	36	70	62
Interest expenses	—	—	—	10
Transfer agent fees and expenses—Note 3(e)	1,476	418	409	930
Printing fees	224	105	70	220
Professional fees	76	80	80	64
Registration fees	82	64	44	122
Trustee fees—Note 3(f)	22	20	19	21
Fund accounting fees	161	55	48	143
Miscellaneous	92	59	46	95
Total Expenses	15,078	4,280	3,646	12,437
Less, expense reimbursements/waivers Note 3(a)	(8)	—	—	—
Net Expenses	15,070	4,280	3,646	12,437
NET INVESTMENT INCOME (LOSS)	1,941	218	(1,086)	(5,119)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	87,168	13,973	(770)	57,908
Net realized loss on foreign currency transactions	(6)	(7)	(30)	—
Net realized gain on options written	—	—	1,413	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	38,561	473	17,988	37,153
Net change in unrealized appreciation (depreciation) on written options	—	—	110	—
Net realized and unrealized gain on investments, options and foreign currency	125,723	14,439	18,711	95,061
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,664	$14,657	$17,625	$89,942

*Foreign withholding taxes	$145	$38	$5	$7

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
INCOME
Dividends (net of foreign withholding taxes*)	$1,718	$93	$2,883	$2,446
Interest	2	—	10	1
Total Income	1,720	93	2,893	2,447
EXPENSES
Advisory fees—Note 3(a)	2,010	112	1,585	458
Distribution fees—Note 3(b):
Class A	465	17	318	155
Class B	150	—	130	39
Class C	184	22	556	117
Class I	—	4	—	—
Administrative fees—Note 3(a)	68	4	54	22
Dividends on securities sold short	—	—	—	—
Custodian fees	39	19	27	25
Interest expenses	—	—	—	—
Transfer agent fees and expenses—Note 3(e)	392	44	315	131
Printing fees	81	11	42	23
Professional fees	72	27	39	28
Registration fees	58	62	53	52
Trustee fees—Note 3(f)	19	19	19	19
Fund accounting fees	51	22	44	30
Miscellaneous	46	7	26	12
Total Expenses	3,635	370	3,208	1,111
Less, expense reimbursements/waivers Note 3(a)	(15)	(164)	—	(9)
Net Expenses	3,620	206	3,208	1,102
NET INVESTMENT INCOME (LOSS)	(1,900)	(113)	(315)	1,345
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	26,295	1,544	20,627	1,087
Net realized loss on foreign currency transactions	—	—	(7)	(3)
Net realized gain on options written	—	—	145	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(1,528)	(195)	1,032	7,642
Net change in unrealized appreciation (depreciation) on written options	—	—	(66)	—
Net realized and unrealized gain on investments, options and foreign currency	24,767	1,349	21,731	8,726
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,867	$1,236	$21,416	$10,071

*Foreign withholding taxes	$—	$—	$58	$26

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Capital Appreciation Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net investment income (loss)	$1,941	$(3,098)
Net realized gain on investments, options and foreign currency	87,162	85,721
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	38,561	(11,940)
Net increase in net assets resulting from operations	127,664	70,683
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	93,803	22,475
Class B	(9,328)	(11,904)
Class C	6,055	(5,644)
Class I	—	—
Class Z	34,069	2,021
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	124,599	6,948
Redemption Fees:
Class A	25	26
Class B	—	1
Class C	1	—
Total Redemption Fees - Note 6(b)	26	27
Total increase (decrease)	252,289	77,658
Net Assets:
Beginning of period	919,987	842,329
END OF PERIOD	$1,172,276	$919,987
Undistributed net investment income (accumulated loss)	$1,596	$9

See Notes to Financial Statements.

	Alger Large Cap Growth Fund		Alger Mid Cap Growth Fund		Alger SMid Cap Growth Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net investment income (loss)	$218	$(494)	$(1,086)	$(3,313)	$(5,119)	$(9,469)
Net realized gain on investments, options and foreign currency	13,966	22,186	613	46,650	57,908	79,356
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	473	(4,132)	18,098	(34,486)	37,153	(25,036)
Net increase in net assets resulting from operations	14,657	17,560	17,625	8,851	89,942	44,851
Dividends and distributions to shareholders from:
Net investment income
Class A	—	(701)	—	—	—	—
Total dividends and distributions to shareholders	—	(701)	—	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(69,671)	10,567	(46,096)	(51,948)	(113,073)	(269,010)
Class B	(15,482)	(24,470)	(6,379)	(16,772)	(2,493)	(1,246)
Class C	(5,188)	(5,211)	(5,764)	(7,971)	(11,099)	(7,471)
Class I	—	—	—	—	78,714	248,560
Class Z	(1,944)	21,341	—	—	29,055	22,832
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(92,285)	2,227	(58,239)	(76,691)	(18,896)	(6,335)
Redemption Fees:
Class A	37	11	1	8	6	22
Class B	1	—	—	—	—	—
Class C	—	—	—	1	—	1
Total Redemption Fees - Note 6(b)	38	11	1	9	6	23
Total increase (decrease)	(77,590)	19,097	(40,613)	(67,831)	71,052	38,539
Net Assets:
Beginning of period	332,213	313,116	240,380	308,211	897,755	859,216
END OF PERIOD	$254,623	$332,213	$199,767	$240,380	$968,807	$897,755
Undistributed net investment income (accumulated loss)	$194	$9	$(553)	$(587)	$(4,617)	$(3)

	Alger Small Cap Growth Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net investment income (loss)	$(1,900)	$(4,136)
Net realized gain on investments, options and foreign currency	26,295	61,888
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(1,528)	(26,053)
Net increase in net assets resulting from operations	22,867	31,699
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class Z	—	—
Net realized gains
Class A	—	—
Class C	—	—
Class I	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(40,369)	(134,825)
Class B	(3,987)	(7,699)
Class C	(3,476)	(5,723)
Class I	—	—
Class Z	875	28,739
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(46,957)	(119,508)
Redemption Fees:
Class A	1	7
Class C	—	—
Total Redemption Fees - Note 6(b)	1	7
Total increase (decrease)	(24,089)	(87,802)
Net Assets:
Beginning of period	256,035	343,837
END OF PERIOD	$231,946	$256,035
Undistributed net investment income (accumulated loss)	$(1,439)	$(32)

See Notes to Financial Statements.

	Alger Growth Opportunities Fund		Alger Health Sciences Fund		Alger Growth & Income Fund
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net investment income (loss)	$(113)	$(217)	$(315)	$(1,708)	$1,345	$727
Net realized gain on investments, options and foreign currency	1,544	1,795	20,765	17,214	1,084	5,085
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(195)	(1,066)	966	7,191	7,642	(3,023)
Net increase in net assets resulting from operations	1,236	512	21,416	22,697	10,071	2,789
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	(947)	(1,190)
Class B	—	—	—	—	(5)	(138)
Class C	—	—	—	—	(81)	(166)
Class Z	—	—	—	—	(9)	—
Net realized gains
Class A	(580)	—	—	—	—	—
Class C	(187)	—	—	—	—	—
Class I	(165)	—	—	—	—	—
Class Z	(159)	—	—	—	—	—
Total dividends and distributions to shareholders	(1,091)	—	—	—	(1,042)	(1,494)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,482)	194	(41,462)	(22,723)	24,385	(479)
Class B	—	—	(3,471)	(4,458)	(7,265)	(3,858)
Class C	(341)	(114)	(15,600)	(11,928)	1,993	(1,728)
Class I	(743)	(596)	—	—	—	—
Class Z	433	1,898	—	—	1,072	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(3,133)	1,382	(60,533)	(39,109)	20,185	(6,065)
Redemption Fees:
Class A	—	—	5	4	11	2
Class C	—	—	—	—	1	1
Total Redemption Fees - Note 6(b)	—	—	5	4	12	3
Total increase (decrease)	(2,988)	1,894	(39,112)	(16,408)	29,226	4,767
Net Assets:
Beginning of period	15,183	13,289	221,530	237,938	58,032	62,799
END OF PERIOD	$12,195	$15,183	$182,418	$221,530	$87,258	$58,032
Undistributed net investment income (accumulated loss)	$(95)	$—	$—	$—	$103	$100

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$14.64	$13.48	$11.48	$9.24	$15.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.05	(0.03)	(0.02)	0.01	(0.05)
Net realized and unrealized gain (loss) on investments	1.90	1.19	2.02	2.23	(6.37)
Total from investment operations	1.95	1.16	2.00	2.24	(6.42)
Net asset value, end of period	$16.59	$14.64	$13.48	$11.48	$9.24
Total return (ii)	13.3%	8.6%	17.4%	24.2%	(41.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$952,955	$753,348	$673,841	$543,395	$400,523
Ratio of gross expenses to average net assets	1.29%	1.31%	1.32%	1.43%	1.35%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.29%	1.31%	1.32%	1.43%	1.35%
Ratio of net investment income (loss) to average net assets	0.30%	(0.19)%	(0.19)%	0.15%	(0.40)%
Portfolio turnover rate	142.32%	163.79%	211.96%	318.87%	288.74%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$12.96	$12.04	$10.34	$8.40	$14.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.14)	(0.12)	(0.07)	(0.14)
Net realized and unrealized gain (loss) on investments	1.68	1.06	1.82	2.01	(5.81)
Total from investment operations	1.61	0.92	1.70	1.94	(5.95)
Net asset value, end of period	$14.57	$12.96	$12.04	$10.34	$8.40
Total return (ii)	12.4%	7.6%	16.4%	23.0%	(41.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,965	$37,124	$45,294	$52,055	$59,164
Ratio of gross expenses to average net assets	2.11%	2.15%	2.20%	2.40%	2.09%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.11%	2.15%	2.20%	2.40%	2.09%
Ratio of net investment income (loss) to average net assets	(0.52)%	(1.04)%	(1.05)%	(0.76)%	(1.15)%
Portfolio turnover rate	142.32%	163.79%	211.96%	318.87%	288.74%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$13.00	$12.07	$10.36	$8.40	$14.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.13)	(0.11)	(0.06)	(0.14)
Net realized and unrealized gain (loss) on investments	1.69	1.06	1.82	2.02	(5.80)
Total from investment operations	1.62	0.93	1.71	1.96	(5.94)
Net asset value, end of period	$14.62	$13.00	$12.07	$10.36	$8.40
Total return (ii)	12.5%	7.7%	16.5%	23.3%	(41.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$149,400	$127,186	$123,194	$96,774	$73,255
Ratio of gross expenses to average net assets	2.07%	2.09%	2.09%	2.21%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.07%	2.09%	2.09%	2.21%	2.10%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.97)%	(0.97)%	(0.63)%	(1.15)%
Portfolio turnover rate	142.32%	163.79%	211.96%	318.87%	288.74%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$14.68	$14.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.12	0.03
Net realized and unrealized gain (loss) on investments	1.88	0.13
Total from investment operations	2.00	0.16
Net asset value, end of period	$16.68	$14.68
Total return (iii)	13.6%	1.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,956	$2,329
Ratio of gross expenses to average net assets	1.01%	7.14%
Ratio of expense reimbursements to average net assets	(0.04)%	(6.17)%
Ratio of net expenses to average net assets	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.73%	0.25%
Portfolio turnover rate	142.32%	163.79%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$11.91	$11.25	$9.72	$8.20	$14.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.04	0.01	0.06	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.66	0.69	1.48	1.49	(6.04)
Total from investment operations	0.70	0.70	1.54	1.52	(6.05)
Dividends from net investment income	—	(0.04)	(0.01)	—	—
Net asset value, end of period	$12.61	$11.91	$11.25	$9.72	$8.20
Total return (ii)	5.9%	6.3%	15.9%	18.5%	(42.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$139,693	$201,449	$180,267	$132,551	$136,464
Ratio of gross expenses to average net assets	1.33%	1.41%	1.38%	1.50%	1.30%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.33%	1.41%	1.38%	1.50%	1.30%
Ratio of net investment income (loss) to average net assets	0.32%	0.05%	0.54%	0.39%	(0.10)%
Portfolio turnover rate	148.66%	66.70%	61.58%	88.21%	181.48%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$10.64	$10.07	$8.75	$7.42	$12.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.05)	(0.01)	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	0.58	0.62	1.33	1.35	(5.48)
Total from investment operations	0.54	0.57	1.32	1.33	(5.57)
Net asset value, end of period	$11.18	$10.64	$10.07	$8.75	$7.42
Total return (ii)	5.1%	5.7%	15.1%	17.9%	(42.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$77,408	$88,496	$107,663	$99,170	$94,253
Ratio of gross expenses to average net assets	1.97%	1.96%	2.00%	2.13%	2.05%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.97%	1.96%	2.00%	2.13%	2.05%
Ratio of net investment income (loss) to average net assets	(0.36)%	(0.51)%	(0.10)%	(0.25)%	(0.87)%
Portfolio turnover rate	148.66%	66.70%	61.58%	88.21%	181.48%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$10.60	$10.05	$8.73	$7.42	$12.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.07)	(0.02)	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	0.57	0.62	1.34	1.33	(5.47)
Total from investment operations	0.52	0.55	1.32	1.31	(5.56)
Net asset value, end of period	$11.12	$10.60	$10.05	$8.73	$7.42
Total return (ii)	4.9%	5.5%	15.1%	17.7%	(42.8)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,305	$21,436	$25,186	$25,216	$25,902
Ratio of gross expenses to average net assets	2.08%	2.09%	2.08%	2.20%	2.05%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.08%	2.09%	2.08%	2.20%	2.05%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.65)%	(0.16)%	(0.31)%	(0.86)%
Portfolio turnover rate	148.66%	66.70%	61.58%	88.21%	181.48%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$11.94	$11.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.64	0.07
Total from investment operations	0.72	0.11
Net asset value, end of period	$12.66	$11.94
Total return (iii)	6.0%	0.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,217	$20,832
Ratio of gross expenses to average net assets	0.96%	1.01%
Ratio of expense reimbursements to average net assets	0.00%	(0.02)%
Ratio of net expenses to average net assets	0.96%	0.99%
Ratio of net investment income (loss) to average net assets	0.65%	0.37%
Portfolio turnover rate	148.66%	66.70%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$6.51	$6.39	$5.24	$4.26	$11.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.06)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.56	0.18	1.16	1.01	(5.23)
Total from investment operations	0.54	0.12	1.15	0.98	(5.28)
Distributions from net realized gains	—	—	—	—	(1.82)
Net asset value, end of period	$7.05	$6.51	$6.39	$5.24	$4.26
Total return (ii)	8.3%	1.9%	21.7%	23.0%	(54.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$131,454	$165,315	$210,641	$215,190	$197,507
Ratio of gross expenses to average net assets	1.40%	1.38%	1.38%	1.49%	1.30%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.40%	1.38%	1.38%	1.49%	1.30%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.89)%	(0.21)%	(0.78)%	(0.67)%
Portfolio turnover rate	234.91%	245.44%	195.64%	297.11%	328.95%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$5.46	$5.39	$4.46	$3.66	$10.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.09)	(0.05)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	0.45	0.16	0.98	0.86	(4.52)
Total from investment operations	0.40	0.07	0.93	0.80	(4.61)
Distributions from net realized gains	—	—	—	—	(1.82)
Net asset value, end of period	$5.86	$5.46	$5.39	$4.46	$3.66
Total return (ii)	7.3%	1.3%	20.9%	21.9%	(55.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$45,501	$48,334	$63,782	$64,096	$69,142
Ratio of gross expenses to average net assets	2.08%	2.11%	2.12%	2.32%	2.04%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.08%	2.11%	2.12%	2.32%	2.04%
Ratio of net investment income (loss) to average net assets	(0.92)%	(1.61)%	(0.97)%	(1.59)%	(1.42)%
Portfolio turnover rate	234.91%	245.44%	195.64%	297.11%	328.95%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$5.43	$5.37	$4.44	$3.64	$10.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.10)	(0.05)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	0.45	0.16	0.98	0.86	(4.51)
Total from investment operations	0.39	0.06	0.93	0.80	(4.61)
Distributions from net realized gains	—	—	—	—	(1.82)
Net asset value, end of period	$5.82	$5.43	$5.37	$4.44	$3.64
Total return (ii)	7.2%	1.1%	20.7%	21.9%	(55.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$22,812	$26,731	$33,788	$35,151	$36,582
Ratio of gross expenses to average net assets	2.22%	2.20%	2.20%	2.36%	2.05%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.22%	2.20%	2.20%	2.36%	2.05%
Ratio of net investment income (loss) to average net assets	(1.06)%	(1.71)%	(1.04)%	(1.63)%	(1.42)%
Portfolio turnover rate	234.91%	245.44%	195.64%	297.11%	328.95%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$15.22	$14.48	$11.57	$9.72	$18.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.16)	(0.12)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	1.59	0.90	3.03	1.95	(8.04)
Total from investment operations	1.50	0.74	2.91	1.85	(8.18)
Distributions from net realized gains	—	—	—	—	(0.26)
Net asset value, end of period	$16.72	$15.22	$14.48	$11.57	$9.72
Total return (ii)	9.9%	5.1%	25.2%	19.0%	(45.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$299,934	$377,947	$586,359	$391,804	$299,644
Ratio of gross expenses to average net assets	1.29%	1.37%	1.32%	1.42%	1.34%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.29%	1.37%	1.32%	1.42%	1.34%
Ratio of net investment income (loss) to average net assets	(0.54)%	(0.99)%	(0.90)%	(1.00)%	(0.95)%
Portfolio turnover rate	81.09%	64.83%	58.80%	76.25%	68.50%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$14.09	$13.50	$10.88	$9.23	$17.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.26)	(0.21)	(0.18)	(0.24)
Net realized and unrealized gain (loss) on investments	1.47	0.85	2.83	1.83	(7.66)
Total from investment operations	1.27	0.59	2.62	1.65	(7.90)
Distributions from net realized gains	—	—	—	—	(0.26)
Net asset value, end of period	$15.36	$14.09	$13.50	$10.88	$9.23
Total return (ii)	9.0%	4.4%	24.1%	17.9%	(46.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,448	$10,998	$11,650	$9,891	$8,717
Ratio of gross expenses to average net assets	2.10%	2.12%	2.16%	2.35%	2.13%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.10%	2.12%	2.16%	2.35%	2.13%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.73)%	(1.74)%	(1.92)%	(1.74)%
Portfolio turnover rate	81.09%	64.83%	58.80%	76.25%	68.50%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$14.12	$13.53	$10.90	$9.24	$17.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.25)	(0.21)	(0.17)	(0.23)
Net realized and unrealized gain (loss) on investments	1.47	0.84	2.84	1.83	(7.67)
Total from investment operations	1.27	0.59	2.63	1.66	(7.90)
Distributions from net realized gains	—	—	—	—	(0.26)
Net asset value, end of period	$15.39	$14.12	$13.53	$10.90	$9.24
Total return (ii)	9.0%	4.4%	24.1%	18.0%	(46.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$59,063	$64,597	$68,916	$51,274	$40,849
Ratio of gross expenses to average net assets	2.09%	2.10%	2.13%	2.29%	2.07%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.09%	2.10%	2.13%	2.29%	2.07%
Ratio of net investment income (loss) to average net assets	(1.33)%	(1.70)%	(1.71)%	(1.86)%	(1.68)%
Portfolio turnover rate	81.09%	64.83%	58.80%	76.25%	68.50%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$15.35	$14.57	$11.63	$9.75	$18.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.13)	(0.10)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	1.61	0.91	3.04	1.96	(8.08)
Total from investment operations	1.53	0.78	2.94	1.88	(8.20)
Distributions from net realized gains	—	—	—	—	(0.26)
Net asset value, end of period	$16.88	$15.35	$14.57	$11.63	$9.75
Total return (ii)	10.0%	5.4%	25.3%	19.2%	(45.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$545,397	$420,089	$192,291	$148,925	$71,108
Ratio of gross expenses to average net assets	1.23%	1.21%	1.20%	1.23%	1.24%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.02)%	0.00%
Ratio of net expenses to average net assets	1.23%	1.21%	1.20%	1.21%	1.24%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.79)%	(0.78)%	(0.79)%	(0.87)%
Portfolio turnover rate	81.09%	64.83%	58.80%	76.25%	68.50%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$15.28	$15.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	1.58	(0.51)
Total from investment operations	1.56	(0.58)
Net asset value, end of period	$16.84	$15.28
Total return (iii)	10.2%	(3.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$54,965	$24,124
Ratio of gross expenses to average net assets	0.97%	1.06%
Ratio of expense reimbursements to average net assets	0.00%	(0.07)%
Ratio of net expenses to average net assets	0.97%	0.99%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.51)%
Portfolio turnover rate	81.09%	64.83%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$7.12	$6.70	$5.27	$4.37	$8.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.09)	(0.06)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.72	0.51	1.49	0.95	(3.58)
Total from investment operations	0.67	0.42	1.43	0.90	(3.65)
Net asset value, end of period	$7.79	$7.12	$6.70	$5.27	$4.37
Total return (ii)	9.4%	6.3%	27.1%	20.6%	(45.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$172,202	$194,799	$298,103	$282,794	$258,783
Ratio of gross expenses to average net assets	1.40%	1.43%	1.40%	1.53%	1.38%
Ratio of expense reimbursements to average net assets	0.00%	(0.01)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.40%	1.42%	1.40%	1.53%	1.38%
Ratio of net investment income (loss) to average net assets	(0.71)%	(1.18)%	(1.07)%	(1.14)%	(1.09)%
Portfolio turnover rate	72.59%	67.37%	48.45%	86.89%	62.37%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$6.27	$5.95	$4.71	$3.94	$7.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.13)	(0.10)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	0.69	0.45	1.34	0.85	(3.23)
Total from investment operations	0.59	0.32	1.24	0.77	(3.34)
Net asset value, end of period	$6.86	$6.27	$5.95	$4.71	$3.94
Total return (ii)	9.4%	5.4%	26.3%	19.5%	(45.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,389	$15,954	$22,348	$22,174	$23,783
Ratio of gross expenses to average net assets	2.16%	2.18%	2.15%	2.44%	2.13%
Ratio of expense reimbursements to average net assets	0.00%	(0.01)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.16%	2.17%	2.15%	2.44%	2.13%
Ratio of net investment income (loss) to average net assets	(1.47)%	(1.92)%	(1.81)%	(2.04)%	(1.84)%
Portfolio turnover rate	72.59%	67.37%	48.45%	86.89%	62.37%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$6.27	$5.95	$4.72	$3.95	$7.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.13)	(0.10)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	0.59	0.45	1.33	0.85	(3.23)
Total from investment operations	0.49	0.32	1.23	0.77	(3.34)
Net asset value, end of period	$6.76	$6.27	$5.95	$4.72	$3.95
Total return (ii)	7.8%	5.4%	26.1%	19.8%	(45.8)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,091	$19,145	$23,386	$20,255	$18,798
Ratio of gross expenses to average net assets	2.19%	2.22%	2.25%	2.41%	2.13%
Ratio of expense reimbursements to average net assets	0.00%	(0.01)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.19%	2.21%	2.25%	2.41%	2.13%
Ratio of net investment income (loss) to average net assets	(1.50)%	(1.96)%	(1.91)%	(2.01)%	(1.84)%
Portfolio turnover rate	72.59%	67.37%	48.45%	86.89%	62.37%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$7.14	$7.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.67	(0.25)
Total from investment operations	0.65	(0.29)
Net asset value, end of period	$7.79	$7.14
Total return (iii)	9.1%	(3.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$29,264	$26,137
Ratio of gross expenses to average net assets	1.04%	1.13%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.14)%
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.72)%
Portfolio turnover rate	72.59%	67.37%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth Opportunities Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$10.82	$10.23	$7.94	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.14)	(0.11)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.03	0.73	2.40	1.47	(3.39)
Total from investment operations	0.94	0.59	2.29	1.39	(3.45)
Distributions from net realized gains	(0.88)	—	—	—	—
Net asset value, end of period	$10.88	$10.82	$10.23	$7.94	$6.55
Total return (iii)	9.6%	5.8%	28.8%	21.2%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,464	$8,851	$8,186	$5,394	$2,266
Ratio of gross expenses to average net assets	2.60%	2.29%	2.32%	2.93%	3.14%
Ratio of expense reimbursements to average net assets	(1.04)%	(0.79)%	(0.82)%	(1.43)%	(1.64)%
Ratio of net expenses to average net assets	1.56%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.86)%	(1.22)%	(1.24)%	(1.10)%	1.11%
Portfolio turnover rate	63.81%	66.59%	64.25%	63.94%	27.80%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$10.52	$10.02	$7.84	$6.51	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.16)	(0.22)	(0.18)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.00	0.72	2.36	1.45	(3.40)
Total from investment operations	0.84	0.50	2.18	1.33	(3.49)
Distributions from net realized gains	(0.88)	—	—	—	—
Net asset value, end of period	$10.48	$10.52	$10.02	$7.84	$6.51
Total return (iii)	8.9%	5.0%	27.8%	20.4%	(34.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,956	$2,293	$2,304	$1,454	$895
Ratio of gross expenses to average net assets	3.33%	3.04%	3.16%	3.73%	3.88%
Ratio of expense reimbursements to average net assets	(1.08)%	(0.79)%	(0.91)%	(1.48)%	(1.63)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.54)%	(1.97)%	(2.00)%	(1.85)%	(1.85)%
Portfolio turnover rate	63.81%	66.59%	64.25%	63.94%	27.80%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$10.90	$10.29	$7.96	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.11)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.05	0.72	2.42	1.47	(3.40)
Total from investment operations	0.98	0.61	2.33	1.41	(3.45)
Distributions from net realized gains	(0.88)	—	—	—	—
Net asset value, end of period	$11.00	$10.90	$10.29	$7.96	$6.55
Total return (iii)	9.9%	5.9%	29.3%	21.5%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,349	$2,075	$2,799	$1,737	$1,259
Ratio of gross expenses to average net assets	3.20%	2.43%	2.73%	2.84%	3.05%
Ratio of expense reimbursements to average net assets	(1.89)%	(1.18)%	(1.48)%	(1.59)%	(1.80)%
Ratio of net expenses to average net assets	1.31%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.62)%	(0.96)%	(0.99)%	(0.85)%	(0.83)%
Portfolio turnover rate	63.81%	66.59%	64.25%	63.94%	27.80%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$10.85	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.04	(0.40)
Total from investment operations	1.00	(0.46)
Distributions from net realized gains	(0.88)	—
Net asset value, end of period	$10.97	$10.85
Total return (iii)	10.2%	(4.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,426	$1,964
Ratio of gross expenses to average net assets	2.69%	37.74%
Ratio of expense reimbursements to average net assets	(1.59)%	(36.64)%
Ratio of net expenses to average net assets	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.72)%
Portfolio turnover rate	63.81%	66.59%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$19.34	$17.42	$15.76	$13.65	$19.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.02	(0.09)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	2.39	2.01	1.76	2.19	(4.71)
Total from investment operations	2.41	1.92	1.66	2.11	(4.80)
Distributions from net realized gains	—	—	—	—	(1.49)
Net asset value, end of period	$21.75	$19.34	$17.42	$15.76	$13.65
Total return (ii)	12.5%	11.0%	10.5%	15.5%	(26.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$120,490	$148,445	$156,438	$166,555	$180,210
Ratio of gross expenses to average net assets	1.37%	1.35%	1.33%	1.41%	1.31%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.37%	1.35%	1.33%	1.41%	1.31%
Ratio of net investment income (loss) to average net assets	0.11%	(0.46)%	(0.58)%	(0.59)%	(0.54)%
Portfolio turnover rate	110.37%	63.17%	75.15%	174.56%	202.86%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$17.85	$16.21	$14.78	$12.92	$19.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.23)	(0.23)	(0.20)	(0.21)
Net realized and unrealized gain (loss) on investments	2.19	1.87	1.66	2.06	(4.48)
Total from investment operations	2.06	1.64	1.43	1.86	(4.69)
Distributions from net realized gains	—	—	—	—	(1.49)
Net asset value, end of period	$19.91	$17.85	$16.21	$14.78	$12.92
Total return (ii)	11.5%	10.0%	9.7%	14.4%	(26.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,879	$13,878	$16,675	$17,039	$16,677
Ratio of gross expenses to average net assets	2.16%	2.16%	2.15%	2.29%	2.06%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.16%	2.16%	2.15%	2.29%	2.06%
Ratio of net investment income (loss) to average net assets	(0.68)%	(1.27)%	(1.41)%	(1.48)%	(1.29)%
Portfolio turnover rate	110.37%	63.17%	75.15%	174.56%	202.86%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$17.88	$16.23	$14.80	$12.92	$19.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.22)	(0.22)	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	2.20	1.87	1.65	2.06	(4.47)
Total from investment operations	2.07	1.65	1.43	1.88	(4.68)
Distributions from net realized gains	—	—	—	—	(1.49)
Net asset value, end of period	$19.95	$17.88	$16.23	$14.80	$12.92
Total return (ii)	11.6%	10.2%	9.7%	14.6%	(26.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$50,049	$59,207	$64,825	$68,378	$70,255
Ratio of gross expenses to average net assets	2.14%	2.12%	2.12%	2.19%	2.06%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.14%	2.12%	2.12%	2.19%	2.06%
Ratio of net investment income (loss) to average net assets	(0.67)%	(1.23)%	(1.37)%	(1.38)%	(1.30)%
Portfolio turnover rate	110.37%	63.17%	75.15%	174.56%	202.86%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class A
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$21.74	$21.38	$19.50	$16.97	$24.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.44	0.32	0.42	0.37	0.35
Net realized and unrealized gain (loss) on investments	2.60	0.69	1.86	2.57	(7.76)
Total from investment operations	3.04	1.01	2.28	2.94	(7.41)
Dividends from net investment income	(0.35)	(0.65)	(0.40)	(0.41)	(0.33)
Net asset value, end of period	$24.43	$21.74	$21.38	$19.50	$16.97
Total return (ii)	14.0%	4.8%	11.8%	17.9%	(30.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$73,050	$41,446	$41,160	$35,465	$31,102
Ratio of gross expenses to average net assets	1.25%	1.43%	1.46%	1.52%	1.33%
Ratio of expense reimbursements to average net assets	0.00%	(0.03)%	(0.09)%	(0.09)%	(0.09)%
Ratio of net expenses to average net assets	1.25%	1.40%	1.37%	1.43%	1.24%
Ratio of net investment income (loss) to average net assets	1.87%	1.49%	2.08%	2.14%	1.60%
Portfolio turnover rate	45.36%	119.61%	72.11%	100.18%	78.04%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C					Class Z
	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 3/1/2012 (commencement of operations) to 10/31/2012(i)
Net asset value, beginning of period	$21.54	$21.02	$19.19	$16.66	$24.26	$23.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.26	0.16	0.27	0.23	0.18	0.34
Net realized and unrealized gain (loss) on investments	2.58	0.68	1.83	2.54	(7.63)	0.59
Total from investment operations	2.84	0.84	2.10	2.77	(7.45)	0.93
Dividends from net investment income	(0.16)	(0.32)	(0.27)	(0.24)	(0.15)	(0.33)
Net asset value, end of period	$24.22	$21.54	$21.02	$19.19	$16.66	$24.43
Total return (iii)	13.2%	4.0%	11.0%	16.9%	(30.9)%	3.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,121	$9,806	$11,259	$11,316	$11,057	$1,087
Ratio of gross expenses to average net assets	2.01%	2.16%	2.17%	2.32%	2.07%	2.92%
Ratio of expense reimbursements to average net assets	0.00%	(0.03)%	(0.09)%	(0.09)%	(0.09)%	(1.97)%
Ratio of net expenses to average net assets	2.01%	2.13%	2.08%	2.23%	1.98%	0.95%
Ratio of net investment income (loss) to average net assets	1.11%	0.75%	1.36%	1.35%	0.84%	2.14%
Portfolio turnover rate	45.36%	119.61%	72.11%	100.18%	78.04%	—%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Fund also invests primarily in equity securities but has an investment objective of both capital appreciation and current income.  The Class B Shares of Alger Growth & Income Fund was converted to Class A Shares of the Growth and Income Fund on June 15, 2012.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z.  Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees . Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•          Level 1 — quoted prices in active markets for identical investments

•          Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Growth & Income Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts from dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2009-2012.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	ADVISORY FEE	ADMINISTRATION FEE
Alger Capital Appreciation Fund	.81%	.0275%
Alger Large Cap Growth Fund	.71	.0275
Alger Mid Cap Growth Fund	.76	.0275
Alger SMid Cap Growth Fund	.81	.0275
Alger Small Cap Growth Fund	.81	.0275
Alger Growth Opportunities Fund	.85	.0275
Alger Health Sciences Fund	.81	.0275
Alger Growth & Income Fund	.585	.0275

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Management has established an expense cap for several share classes, effective through February 28, 2013, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED OCTOBER 31,
	A	C	I	Z	2012
Alger Capital Appreciation Fund	—	—	N/A	0.97%	$7,890
Alger Large Cap Growth Fund	—	—	N/A	0.99	0
Alger SMid Cap Growth Fund	—	—	—	0.99	0
Alger Small Cap Growth Fund	—	—	N/A	0.99	15,362
Alger Growth Opportunities Fund(1)	1.60%	2.25%	1.35%	1.10	164,022
Alger Growth & Income Fund	—	—	N/A	0.95	9,198

(1)Expense caps prior to February 28, 2012 was 1.50% and 1.25% for the Class A shares and Class I shares, respectively.

(b) Distribution Fees:

Class A Shares: The Class A shares of each Fund have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Growth Opportunities Fund, reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2012, such excess carried forward was $20,917,177, $16,590,665, $10,946,794, $450,644, $15,468,535, and $1,169,427 for Class B shares of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2012, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$7,246	$64,286
Alger Large Cap Growth Fund	3,242	22,186
Alger Mid Cap Growth Fund	2,714	24,298
Alger SMid Cap Growth Fund	791	28,327
Alger Small Cap Growth Fund	1,997	20,797
Alger Growth Opportunities Fund	148	427
Alger Health Sciences Fund	3,087	27,843
Alger Growth & Income Fund	2,166	4,871

(d) Brokerage Commissions: During the year ended October 31, 2012, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of $1,069,672, $286,773, $401,261, $748,348, $205,116, $10,491, $135,887 and $33,669, respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B shares and C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services. For the year ended October 31, 2012, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund incurred fees of $174,287, $44,041,

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

$36,598, $122,136, $39,082, $1,911, $32,285 and $12,888, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2012, Alger Management charged back to the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, $387,621, $33,421, $85,884, $430,610, $75,306, $3,615, $66,919 and $19,359, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(f) Trustees’ Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of a Fund’s audit committee receives $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.  As of October 31, 2012, Alger Mid Cap Growth Fund borrowed $715,000 from SMid Cap Growth Fund at a rate of 1.12%, which was due within seven calendar days.

During the year ended October 31, 2012, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, and Alger Growth Opportunities Fund incurred interfund loan interest expenses of $583, $396, and $28, respectively.  During the year ended October 31, 2012, Alger Capital Appreciation Fund, Alger SMid Cap Growth Fund and Alger Health Sciences Fund earned interfund loan interest income of $7,245, $4,341 and $2,011, respectively.

(h) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2012, Alger Management and its affiliates owned shares in the following funds:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	SHARE CLASS
	A	B	C	I	Z
Alger Capital Appreciation Fund	131,582	—	—	N/A	69
Alger Large Cap Growth Fund	63,443	—	—	N/A	85
Alger Mid Cap Growth Fund	88,108	—	—	N/A	N/A
Alger SMid Cap Growth Fund	304,783	—	33,333	—	63
Alger Small Cap Growth Fund	167,292	—	—	N/A	135
Alger Growth Opportunities Fund	—	N/A	—	—	197,134
Alger Growth & Income Fund	—	N/A	—	N/A	10,491

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the year ended October 31, 2012:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,577,883,634	$1,469,684,137
Alger Large Cap Growth Fund	390,026,446	452,521,534
Alger Mid Cap Growth Fund	493,794,002	541,194,288
Alger SMid Cap Growth Fund	748,499,204	759,311,295
Alger Small Cap Growth Fund	175,983,217	222,241,631
Alger Growth Opportunities Fund	8,283,673	12,275,902
Alger Health Sciences Fund	183,909,297	228,375,629
Alger Growth & Income Fund	53,844,608	33,614,467

Written call and put options activity for the year ended October 31, 2012, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at October 31, 2011	317	$92,702
Call Options written	4,434	1,026,713
Call Options closed	(1,093)	(305,496)
Call Options expired	(1,016)	(188,372)
Call Options exercised	(1,495)	(393,867)
Call Options outstanding at October 31, 2012	1,147	$231,680

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at October 31, 2011	896	$228,586
Put Options written	4,888	960,441
Put Options closed	(1,403)	(311,249)
Put Options expired	(1,758)	(390,872)
Put Options exercised	(1,468)	(285,453)
Put Options outstanding at October 31, 2012	1,155	$201,453

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Health Sciences Fund
Call Options outstanding at October 31, 2011	4,650	$119,583
Call Options written	375	68,989
Call Options closed	(375)	(68,989)
Call Options expired	(3,500)	(38,420)
Call Options exercised	(1,150)	(81,163)
Call Options outstanding at October 31, 2012	—	$—

As of October 31, 2012, Alger Mid Cap Growth Fund had portfolio securities and cash valued at $7,362,114 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the year ended October 31, 2012, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$8,495	2 .21%
Alger Large Cap Growth Fund	50,546	1 .13
Alger Mid Cap Growth Fund	67,191	1 .68
Alger SMid Cap Growth Fund	456,324	2 .24
Alger Growth Opportunities Fund	3,093	1 .36

The highest amount borrowed during the year ended October 31, 2012 for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$3,109,061
Alger Large Cap Growth Fund	18,500,000
Alger Mid Cap Growth Fund	4,001,598
Alger SMid Cap Growth Fund	55,671,525
Alger Growth Opportunities Fund	900,000

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6 — Share Capital:

(a)  The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	17,526,596	$276,932,190	16,082,726	$238,481,911
Shares converted from Class B	359,367	5,683,822	524,158	7,805,918
Shares converted from Class C	270,761	4,280,231	93,019	1,395,993
Shares redeemed	(12,167,067)	(193,093,240)	(15,215,031)	(225,208,387)
Net increase	5,989,657	$93,803,003	1,484,872	$22,475,435
Class B:
Shares sold	115,108	$1,597,888	272,748	$3,593,281
Shares converted to Class A	(407,354)	(5,683,822)	(589,247)	(7,805,918)
Shares redeemed	(377,592)	(5,241,960)	(581,464)	(7,691,731)
Net decrease	(669,838)	$(9,327,894)	(897,963)	$(11,904,368)
Class C:
Shares sold	2,791,809	$39,021,817	2,220,386	$29,258,099
Shares converted to Class A	(305,805)	(4,280,231)	(104,395)	(1,395,993)
Shares redeemed	(2,047,802)	(28,686,947)	(2,540,509)	(33,506,765)
Net increase (decrease)	438,202	$6,054,639	(424,518)	$(5,644,659)
Class Z:
Shares sold	2,535,706	$40,946,038	160,597	$2,047,975
Shares redeemed	(419,086)	(6,877,596)	(1,899)	(26,526)
Net increase	2,116,620	$34,068,442	158,698	$2,021,449

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Large Cap Growth Fund
Class A:
Shares sold	1,209,621	$15,022,087	3,513,051	$42,142,212
Shares converted from Class B	223,747	2,815,186	427,013	5,041,879
Shares converted from Class C	79,637	988,174	59,285	711,320
Dividends reinvested	—	—	38,392	452,257
Shares redeemed	(7,354,349)	(88,496,149)	(3,147,105)	(37,780,727)
Net increase (decrease)	(5,841,344)	$(69,670,702)	890,636	$10,566,941
Class B:
Shares sold	185,141	$2,104,844	839,184	$9,231,245
Shares converted to Class A	(251,476)	(2,815,186)	(476,780)	(5,041,879)
Shares redeemed	(1,326,810)	(14,772,017)	(2,732,504)	(28,660,032)
Net decrease	(1,393,145)	$(15,482,359)	(2,370,100)	$(24,470,666)
Class C:
Shares sold	98,231	$1,086,257	169,489	$1,814,183
Shares converted to Class A	(89,859)	(988,174)	(66,401)	(711,320)
Shares redeemed	(473,757)	(5,286,569)	(586,998)	(6,313,903)
Net decrease	(465,385)	$(5,188,486)	(483,910)	$(5,211,040)
Class Z:
Shares sold	90,618	$1,190,615	1,758,526	$21,500,900
Shares redeemed	(238,529)	(3,134,459)	(14,265)	(160,000)
Net increase (decrease)	(147,911)	$(1,943,844)	1,744,261	$21,340,900

Alger Mid Cap Growth Fund
Class A:
Shares sold	1,759,873	$12,074,194	3,628,954	$25,374,542
Shares converted from Class B	691,580	4,726,003	1,062,431	7,278,359
Shares converted from Class C	91,022	635,039	87,519	624,870
Shares redeemed	(9,270,066)	(63,531,635)	(12,363,862)	(85,226,357)
Net decrease	(6,727,591)	$(46,096,399)	(7,584,958)	$(51,948,586)
Class B:
Shares sold	974,305	$5,390,043	1,041,036	$6,456,738
Shares converted to Class A	(828,308)	(4,726,003)	(1,263,405)	(7,278,359)
Shares redeemed	(1,229,663)	(7,043,312)	(2,748,274)	(15,950,695)
Net decrease	(1,083,666)	$(6,379,272)	(2,970,643)	$(16,772,316)
Class C:
Shares sold	311,474	$1,769,399	412,882	$2,418,715
Shares converted to Class A	(109,677)	(635,039)	(104,519)	(624,870)
Shares redeemed	(1,202,153)	(6,897,991)	(1,676,649)	(9,764,927)
Net decrease	(1,000,356)	$(5,763,631)	(1,368,286)	$(7,971,082)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Fund
Class A:
Shares sold	3,551,551	$58,030,303	11,050,879	$178,109,826
Shares converted from Class B	26,047	427,151	35,843	576,488
Shares converted from Class C	2,631	42,796	4	58
Shares redeemed	(10,470,732)	(171,573,460)	(26,759,270)	(447,696,538)
Net decrease	(6,890,503)	$(113,073,210)	(15,672,544)	$(269,010,166)
Class B:
Shares sold	—	$—	131,498	$1,951,299
Shares converted to Class A	(28,241)	(427,151)	(38,581)	(578,488)
Shares redeemed	(136,960)	(2,066,059)	(175,437)	(2,620,283)
Net decrease	(165,201)	$(2,493,210)	(82,520)	$(1,247,472)
Class C:
Shares sold	345,889	$5,290,561	708,829	$10,675,161
Shares converted to Class A	(2,849)	(42,796)	(4)	(58)
Shares redeemed	(1,079,544)	(16,346,367)	(1,229,711)	(18,145,886)
Net decrease	(736,504)	$(11,098,602)	(520,886)	$(7,470,783)
Class I:
Shares sold	14,586,355	$237,699,902	21,436,362	$362,458,782
Shares redeemed	(9,632,905)	(158,985,349)	(7,271,544)	(113,899,211)
Net increase	4,953,450	$78,714,553	14,164,818	$248,559,571
Class Z:
Shares sold	2,362,638	$40,210,238	1,677,590	$24,322,419
Shares redeemed	(677,517)	(11,155,204)	(98,776)	(1,490,666)
Net increase	1,685,121	$29,055,034	1,578,814	$22,831,753

Alger Small Cap Growth Fund
Class A:
Shares sold	2,398,930	$18,505,893	5,675,873	$42,629,715
Shares converted from Class B	239,977	1,837,893	399,051	2,962,939
Shares converted from Class C	28,403	219,787	28,833	220,360
Shares redeemed	(7,920,128)	(60,932,162)	(23,223,789)	(180,637,961)
Net decrease	(5,252,818)	$(40,368,589)	(17,120,032)	$(134,824,947)
Class B:
Shares sold	54,894	$369,540	303,031	$2,148,342
Shares converted to Class A	(271,534)	(1,837,893)	(451,208)	(2,962,939)
Shares redeemed	(376,423)	(2,518,160)	(1,065,946)	(6,884,846)
Net decrease	(593,063)	$(3,986,513)	(1,214,123)	$(7,699,443)
Class C:
Shares sold	103,883	$703,860	184,828	$1,225,762
Shares converted to Class A	(32,538)	(219,787)	(32,587)	(220,360)
Shares redeemed	(595,822)	(3,960,240)	(1,030,316)	(6,727,914)
Net decrease	(524,477)	$(3,476,167)	(878,075)	$(5,722,512)
Class Z:
Shares sold	510,110	$3,995,439	4,120,114	$32,177,441
Shares redeemed	(413,501)	(3,120,389)	(461,322)	(3,438,772)
Net increase	96,609	$875,050	3,658,792	$28,738,669

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth Opportunities Fund
Class A:
Shares sold	159,431	$1,721,047	469,328	$5,361,698
Dividends reinvested	47,854	467,536	—	—
Shares redeemed	(431,339)	(4,670,680)	(451,335)	(5,167,924)
Net increase (decrease)	(224,054)	$(2,482,097)	17,993	$193,774
Class C:
Shares sold	11,707	$121,108	76,203	$856,817
Dividends reinvested	17,907	169,400	—	—
Shares redeemed	(60,844)	(631,407)	(88,161)	(970,597)
Net decrease	(31,230)	$(340,899)	(11,958)	$(113,780)
Class I:
Shares sold	42,640	$456,801	169,840	$2,105,215
Dividends reinvested	12,541	123,651	—	—
Shares redeemed	(122,886)	(1,323,412)	(251,591)	(2,701,618)
Net decrease	(67,705)	$(742,960)	(81,751)	$(596,403)
Class Z:
Shares sold	40,800	$454,510	180,946	$1,898,200
Dividends reinvested	16,187	158,799	—	—
Shares redeemed	(16,759)	(180,362)	—	—
Net increase	40,228	$432,947	180,946	$1,898,200

Alger Health Sciences Fund
Class A:
Shares sold	1,359,218	$28,400,816	1,967,426	$39,229,866
Shares converted from Class B	49,471	1,019,971	47,425	922,704
Shares converted from Class C	5,511	113,519	1,049	20,869
Shares redeemed	(3,549,062)	(70,996,141)	(3,318,529)	(62,896,327)
Net decrease	(2,134,862)	$(41,461,835)	(1,302,629)	$(22,722,888)
Class B:
Shares sold	(34)	$(600)	19,075	$336,397
Shares converted to Class A	(53,764)	(1,019,971)	(51,186)	(922,704)
Shares redeemed	(127,080)	(2,450,067)	(218,929)	(3,871,680)
Net decrease	(180,878)	$(3,470,638)	(251,040)	$(4,457,987)
Class C:
Shares sold	180,108	$3,457,416	212,419	$3,855,912
Shares converted to Class A	(5,973)	(113,519)	(1,130)	(20,869)
Shares redeemed	(976,527)	(18,944,525)	(893,594)	(15,763,156)
Net decrease	(802,392)	$(15,600,628)	(682,305)	$(11,928,113)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Fund
Class A:
Shares sold	1,777,085	$40,890,743	295,362	$6,352,168
Shares converted from Class B	239,878	5,590,687	113,625	2,466,653
Shares converted from Class C	20,321	475,947	14,445	314,602
Dividends reinvested	30,199	721,705	41,061	875,494
Shares redeemed	(983,670)	(23,294,067)	(483,476)	(10,487,599)
Net increase (decrease)	1,083,813	$24,385,015	(18,983)	$(478,682)
Class B:
Shares sold	7	$1,708	43,297	$933,898
Shares converted to Class A	(241,146)	(5,590,687)	(114,594)	(2,466,653)
Dividends reinvested	182	4,387	5,559	117,856
Shares redeemed	(72,770)	(1,680,520)	(112,937)	(2,442,903)
Net decrease	(313,727)	$(7,265,112)	(178,675)	$(3,857,802)
Class C:
Shares sold	202,661	$4,690,743	79,071	$1,678,167
Shares converted to Class A	(20,483)	(475,947)	(14,620)	(314,602)
Dividends reinvested	2,391	57,597	5,674	119,774
Shares redeemed	(97,973)	(2,279,124)	(150,516)	(3,211,450)
Net increase (decrease)	86,596	$1,993,269	(80,391)	$(1,728,111)
Class Z:
Shares sold	49,177	$1,182,878	—	$—
Dividends reinvested	144	3,478	—	—
Shares redeemed	(4,830)	(114,785)	—	—
Net increase	44,491	$1,071,571	—	$—

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2012 and the year ended October 31, 2011 were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011
Alger Large Cap Growth Fund
Distributions paid from:
Ordinary Income	—	$616,203
Distribution in excess of Ordinary Income	—	84,767
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	$700,970

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Growth Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$1,090,592	—
Return of capital	—	—
Total distributions paid	$1,090,592	—

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	1,042,460	1,494,168
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	$1,042,460	$1,494,168

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2012 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	$1,384,670
Undistributed long-term gains	5,150,103
Net accumulated earnings	6,534,773
Capital loss carryforwards	—
Temporary differences	(4,036,447)
Net unrealized appreciation	66,204,041
Total accumulated gains	$68,702,367

Alger Large Cap Growth Fund
Undistributed ordinary income	129,637
Undistributed long-term gains	—
Net accumulated earnings	129,637
Capital loss carryforwards	(68,899,425)
Temporary differences	(416,574)
Net unrealized appreciation	17,819,233
Total accumulated losses	$(51,367,129)

Alger Mid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(115,266,649)
Late year ordinary income losses	(485,737)
Temporary differences	(990,612)
Net unrealized depreciation	(2,978,361)
Total accumulated losses	$(119,721,359)

Alger SMid Cap Growth Fund
Undistributed ordinary income	41,429,353
Undistributed long-term gains	—
Net accumulated earnings	41,429,353
Capital loss carryforwards	—
Late year ordinary income losses	(4,758,458)
Temporary differences	(2,846,345)
Net unrealized appreciation	125,915,219
Total accumulated gains	$159,739,769

Alger Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	9,147,131
Net accumulated earnings	9,147,131
Capital loss carryforwards	—
Late year ordinary income losses	(1,433,504)
Temporary differences	(530,921)
Net unrealized appreciation	18,475,022
Total accumulated gains	$25,657,728

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Growth Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	1,524,386
Net accumulated earnings	1,524,386
Capital loss carryforwards	—
Late year ordinary income losses	(97,272)
Temporary differences	(19,892)
Net unrealized appreciation	1,663,401
Total accumulated gains	$3,070,623

Alger Health Sciences Fund
Undistributed ordinary income	1,174,182
Undistributed long-term gains	19,005,059
Net accumulated earnings	20,179,241
Capital loss carryforwards	—
Temporary differences	(987,406)
Net unrealized appreciation	18,799,441
Total accumulated gains	$37,991,276

Alger Growth & Income Fund
Undistributed ordinary income	106,091
Undistributed long-term gains	—
Net accumulated earnings	106,091
Capital loss carryforwards	(7,639,592)
Temporary differences	5,938
Net unrealized appreciation	8,008,792
Total accumulated gains	$481,229

At October 31, 2012, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
POST ACT	—	—	$1,602,417	—
2016	—	—	8,177,337	—
2017	—	$68,899,425	105,486,895	—
Total	—	68,899,425	115,266,649	—

Expiration Dates	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
2017	—	—	—	$7,639,592
Total	—	—	—	7,639,592

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2012:

Alger Capital Appreciation Fund
Accumulated undistributed net investment income (accumulated loss)	$(353,601)
Accumulated net realized gain (accumulated realized loss)	$353,601
Paid-in Capital	$—

Alger Large Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$(33,797)
Accumulated net realized gain (accumulated realized loss)	$33,797
Paid-in Capital	$—

Alger Mid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$1,120,321
Accumulated net realized gain (accumulated realized loss)	$(960,524)
Paid-in Capital	$(159,797)

Alger SMid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$505,188
Accumulated net realized gain (accumulated realized loss)	$362,194
Paid-in Capital	$(867,382)

Alger Small Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$493,243
Accumulated net realized gain (accumulated realized loss)	$17,406
Paid-in Capital	$(510,649)

Alger Growth Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$18,450
Accumulated net realized gain (accumulated realized loss)	$1,136
Paid-in Capital	$(19,586)

Alger Health Sciences Fund
Accumulated undistributed net investment income (accumulated loss)	$315,245
Accumulated net realized gain (accumulated realized loss)	$(315,245)
Paid-in Capital	—

Alger Growth & Income Fund
Accumulated undistributed net investment income (accumulated loss)	$(286,773)
Accumulated net realized gain (accumulated realized loss)	$286,773
Paid-in Capital	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$190,013,960	$190,013,960	—	—
Consumer Staples	81,993,640	81,993,640	—	—
Energy	52,951,303	52,951,303	—	—
Financials	69,674,370	69,674,370	—	—
Health Care	132,111,246	132,111,246	—	—
Industrials	140,985,520	140,985,520	—	—
Information Technology	328,840,368	328,840,368	—	—
Materials	43,445,419	43,445,419	—	—
Telecommunication Services	28,229,178	28,229,178	—	—
TOTAL COMMON STOCKS	$1,068,245,004	$1,068,245,004	—	—
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$2,482,425	—	$2,482,425	—
MASTER LIMITED PARTNERSHIP
Energy	$3,103,992	$3,103,992	—	—
Financials	10,102,394	10,102,394	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$13,206,386	$13,206,386	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$33,148,207	$33,148,207	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,117,082,022	$1,114,599,597	$2,482,425	—

Alger Large Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$41,877,887	$41,877,887	—	—
Consumer Staples	17,049,388	17,049,388	—	—
Energy	13,537,721	13,537,721	—	—
Financials	16,547,972	16,547,972	—	—
Health Care	36,187,429	36,187,429	—	—
Industrials	25,072,783	25,072,783	—	—
Information Technology	87,937,102	87,937,102	—	—
Materials	7,063,697	7,063,697	—	—
Telecommunication Services	5,075,568	5,075,568	—	—
TOTAL COMMON STOCKS	$250,349,547	$250,349,547	—	—
MASTER LIMITED PARTNERSHIP
Financials	$2,618,700	$2,618,700	—	—
TOTAL INVESTMENTS IN SECURITIES	$252,968,247	$252,968,247	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$44,026,330	$44,026,330	—	—
Consumer Staples	8,209,884	8,209,884	—	—
Energy	11,916,371	11,916,371	—	—
Financials	13,826,003	13,826,003	—	—
Health Care	24,899,144	24,899,144	—	—
Industrials	28,970,950	28,970,950	—	—
Information Technology	36,632,189	36,632,189	—	—
Materials	13,337,699	13,337,699	—	—
Telecommunication Services	5,142,673	5,142,673	—	—
Utilities	1,974,576	1,974,576	—	—
TOTAL COMMON STOCKS	$188,935,819	$188,935,819	—	—
PURCHASED OPTIONS
Energy	$6,910	$2,650	$4,260	—
Exchange Traded Funds	$260,735	$260,735	—	—
TOTAL PURCHASED OPTIONS	$267,645	$263,385	$4,260	—
MASTER LIMITED PARTNERSHIP
Financials	$1,992,620	$1,992,620	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$5,819,842	$5,819,842	—	—
TOTAL INVESTMENTS IN SECURITIES	$197,015,926	$197,011,666	$4,260	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$329,703	$174,298	$155,405	—
Exchange Traded Funds	$28,296	$28,296	—	—
Industrials	39,900	11,550	28,350	—
TOTAL OPTIONS WRITTEN	$397,899	$214,144	$183,755	—

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$187,056,517	$187,056,517	—	—
Consumer Staples	38,342,745	38,342,745	—	—
Energy	37,889,774	37,889,774	—	—
Financials	42,164,620	42,164,620	—	—
Health Care	134,548,684	134,548,684	—	—
Industrials	159,243,997	159,243,997	—	—
Information Technology	193,266,674	193,266,674	—	—
Materials	54,652,014	54,652,014	—	—
Telecommunication Services	17,133,630	17,133,630	—	—
Utilities	11,501,109	11,501,109	—	—
TOTAL COMMON STOCKS	$875,799,764	$875,799,764	—	—
MASTER LIMITED PARTNERSHIP
Financials	$8,105,597	$8,105,597	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$50,111,542	$50,111,542	—	—
TOTAL INVESTMENTS IN SECURITIES	$934,016,903	$934,016,903	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$44,371,667	$44,371,667	—	—
Consumer Staples	8,420,378	8,420,378	—	—
Energy	12,185,116	12,185,116	—	—
Financials	8,041,253	8,041,253	—	—
Health Care	39,487,692	39,487,692	—	—
Industrials	37,008,192	37,008,192	—	—
Information Technology	49,739,029	49,739,029	—	—
Materials	10,767,558	10,767,558	—	—
Telecommunication Services	1,328,652	1,328,652	—	—
Utilities	2,985,750	2,985,750	—	—
TOTAL COMMON STOCKS	$214,335,287	$214,335,287	—	—
MASTER LIMITED PARTNERSHIP
Financials	$1,476,576	$1,476,576	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$11,152,209	$11,152,209	—	—
TOTAL INVESTMENTS IN SECURITIES	$226,964,072	$226,964,072	—	—

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,285,258	$2,285,258	—	—
Consumer Staples	426,885	426,885	—	—
Energy	544,940	544,940	—	—
Financials	458,895	458,895	—	—
Health Care	1,805,518	1,805,518	—	—
Industrials	1,711,376	1,711,376	—	—
Information Technology	3,144,002	3,144,002	—	—
Materials	629,614	629,614	—	—
Telecommunication Services	147,252	147,252	—	—
Utilities	140,927	140,927	—	—
TOTAL COMMON STOCKS	$11,294,667	$11,294,667	—	—
MASTER LIMITED PARTNERSHIP
Financials	$95,946	$95,946	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$558,540	$558,540	—	—
TOTAL INVESTMENTS IN SECURITIES	$11,949,153	$11,949,153	—	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Health Care	$158,147,293	$158,147,293	—	—
TOTAL INVESTMENTS IN SECURITIES	$158,147,293	$158,147,293	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,452,030	$7,452,030	—	—
Consumer Staples	12,056,474	12,056,474	—	—
Energy	8,206,304	8,206,304	—	—
Financials	7,524,730	7,524,730	—	—
Health Care	9,504,460	9,504,460	—	—
Industrials	9,581,155	9,581,155	—	—
Information Technology	14,899,841	14,899,841	—	—
Materials	4,979,062	4,979,062	—	—
Telecommunication Services	3,455,329	3,455,329	—	—
Utilities	1,772,532	1,772,532	—	—
TOTAL COMMON STOCKS	$79,431,917	$79,431,917	—	—
MASTER LIMITED PARTNERSHIP
Financials	$1,034,933	$1,034,933	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$3,960,480	$3,960,480	—	—
TOTAL INVESTMENTS IN SECURITIES	$84,427,330	$84,427,330	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$2,777,425
Transfers into Level 3	—
Transfers out of Level 3(i)	(2,142,585)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(634,840)
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2012	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$4,026,600
Transfers into Level 3	—
Transfers out of Level 3(i)	(3,106,234)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(920,336)
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2012	$—

Alger Health Sciences Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$3,150,434
Transfers into Level 3	—
Transfers out of Level 3(i)	(2,430,434)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(720,099)
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2012	$—

(i) Securities transferred out of Level 3 upon closing of IPO and commencement of trading.

On October 31, 2012 the Alger Health Sciences Fund transferred securities totaling $3,278,389 from Level 2 to Level 1, utilizing exchange listed prices rather than model based evaluated prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2012, options were used in accordance with these objectives.

The fair values of derivative instruments as of October 31, 2012 are as follows:

Alger Mid Cap Growth Fund

	ASSET DERIVATIVES 2012		LIABILITY DERIVATIVES 2012
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$262,060	—	—
Purchased Call Options	Investments in Securities, at value	5,585	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$174,732
Written Call Options	—	—	Written Options Outstanding, at value	223,167
Total		$267,645		$397,899

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended October 31, 2012, the Alger Mid Cap Growth Fund had option purchases of $1,647,810 and option sales of $3,049,919, and the Alger Health Sciences Fund had option purchases of $10,142,834 and option sales of $10,732,692.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 is as follows:

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(1,409,101)
Written Options	1,412,827
Total	$3,726

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments
Purchased Options	$238,313
Written Options	145,134
Total	$383,447

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$699,527
Written Options	109,610
Total	$809,137

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$30,056
Written Options	(66,483)
Total	$(36,427)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Funds do not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2012 through the issuance date of the financial statements.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds, comprised of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, and Alger Growth & Income Fund (formerly Alger Balanced Fund) (the “Funds”) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose report dated December 16, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 21, 2012

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2011 and ending October 31, 2012.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Six Months Ended October 31, 2012 (a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2012(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$998.80	$6.49	1.29%
	Hypothetical(c)	1,000.00	1,018.64	6.56	1.29
Class B	Actual	1,000.00	995.22	10.56	2.11
	Hypothetical(c)	1,000.00	1,014.55	10.67	2.11
Class C	Actual	1,000.00	995.23	10.38	2.07
	Hypothetical(c)	1,000.00	1,014.73	10.49	2.07
Class Z	Actual	1,000.00	1,000.60	4.88	0.97
	Hypothetical(c)	1,000.00	1,020.26	4.93	0.97

Alger Large Cap Growth Fund
Class A	Actual	$1,000.00	$953.86	$6.54	1.33%
	Hypothetical(c)	1,000.00	1,018.44	6.76	1.33
Class B	Actual	1,000.00	950.68	9.68	1.97
	Hypothetical(c)	1,000.00	1,015.21	10.00	1.97
Class C	Actual	1,000.00	950.43	10.19	2.08
	Hypothetical(c)	1,000.00	1,014.69	10.52	2.08
Class Z	Actual	1,000.00	954.75	4.74	0.96
	Hypothetical(c)	1,000.00	1,020.29	4.90	0.96

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$965.75	$6.92	1.40%
	Hypothetical(c)	1,000.00	1,018.09	7.11	1.40
Class B	Actual	1,000.00	963.82	10.29	2.08
	Hypothetical(c)	1,000.00	1,014.66	10.55	2.08
Class C	Actual	1,000.00	961.98	10.95	2.22
	Hypothetical(c)	1,000.00	1,013.98	11.24	2.22

Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$969.84	$6.41	1.29%
	Hypothetical(c)	1,000.00	1,018.63	6.57	1.29
Class B	Actual	1,000.00	966.65	10.40	2.10
	Hypothetical(c)	1,000.00	1,014.56	10.65	2.10
Class C	Actual	1,000.00	966.71	10.35	2.09
	Hypothetical(c)	1,000.00	1,014.61	10.60	2.09
Class I	Actual	1,000.00	971.23	6.11	1.23
	Hypothetical(c)	1,000.00	1,018.94	6.26	1.23
Class Z	Actual	1,000.00	971.73	4.80	0.97
	Hypothetical(c)	1,000.00	1,020.27	4.92	0.97

		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Six Months Ended October 31, 2012 (a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2012(b)
Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$970.11	$6.94	1.40%
	Hypothetical(c)	1,000.00	1,018.09	7.11	1.40
Class B	Actual	1,000.00	966.20	10.67	2.16
	Hypothetical(c)	1,000.00	1,014.29	10.93	2.16
Class C	Actual	1,000.00	967.10	10.84	2.19
	Hypothetical(c)	1,000.00	1,014.11	11.10	2.19
Class Z	Actual	1,000.00	971.32	4.91	0.99
	Hypothetical(c)	1,000.00	1,020.16	5.03	0.99

Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$971.43	$7.74	1.56%
	Hypothetical(c)	1,000.00	1,017.28	7.92	1.56
Class C	Actual	1,000.00	968.58	11.13	2.25
	Hypothetical(c)	1,000.00	1,013.82	11.39	2.25
Class I	Actual	1,000.00	973.45	6.51	1.31
	Hypothetical(c)	1,000.00	1,018.54	6.65	1.31
Class Z	Actual	1,000.00	974.24	5.46	1.10
	Hypothetical(c)	1,000.00	1,019.60	5.59	1.10

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,028.86	$6.97	1.37%
	Hypothetical(c)	1,000.00	1,018.27	6.93	1.37
Class B	Actual	1,000.00	1,024.70	11.00	2.16
	Hypothetical(c)	1,000.00	1,014.27	10.94	2.16
Class C	Actual	1,000.00	1,024.65	10.89	2.14
	Hypothetical(c)	1,000.00	1,014.38	10.83	2.14

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,027.29	$6.37	1.25%
	Hypothetical(c)	1,000.00	1,018.85	6.35	1.25
Class C	Actual	1,000.00	1,023.21	10.22	2.01
	Hypothetical(c)	1,000.00	1,015.03	10.18	2.01
Class Z	Actual	1,000.00	1,028.48	4.88	0.95
	Hypothetical(c)	1,000.00	1,020.36	4.86	0.95

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2012, 100% of the Alger Growth & Income Fund’s dividend qualified for the dividends received deduction for corporations.  For the year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 100% of the Alger Growth & Income Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2013.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Portfolios, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (51)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (59)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (67)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (78)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (80)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25

David Rosenberg (50)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (75)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (50) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President and Chief Executive Officer since 2003 of Alger Associates, Inc. (“Associates”); Chairman of the Board of Directors since 2006 of Alger Inc.; President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Hal Liebes (48) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A

Lisa A. Moss (47) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A

Michael D. Martins (47) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Anthony S. Caputo (57) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (51) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (59) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 13, 2012, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”), as revised to incorporate scheduled fee reductions at specified asset breakpoints. The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”) from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other relationship with Alger Management, whose specialties include, among other things, assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940, as amended. At the meeting, senior FUSE personnel reviewed with the Trustees a presentation covering all of the Funds and which was provided prior to the meeting.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under a separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/12), second-quarter, 1-, 3-, and 5-year, and since-inception periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/12, and compared them with benchmark and peer-group data for the same periods. They noted that the performance for the year to date of all or most classes of the SMid Cap, Mid Cap, and Capital Appreciation Funds had equaled or surpassed that of their benchmarks and the medians of their peer groups, while all or most classes of the Large Cap, Health Sciences and Growth & Income Funds had fallen short of benchmark and peer medians; another Fund, the Small Cap Fund, had fallen short of its benchmark and had shown mixed results against its peers depending on share class, while the Growth Opportunities Fund had surpassed its peer medians but showed mixed results against its benchmark depending upon share class. The Trustees also noted that, among the year-to-date underperformers, certain Funds had shown improvement during the second quarter of 2012 against their peers (Small Cap), their benchmarks (Growth Opportunities, Health Sciences) or in both categories (Growth & Income). Performance results for the longer (1-, 3- and 5- year) periods, to the extent available, were generally consistent with the near-term data in the case of the Large Cap, Small Cap, Health Sciences and Capital Appreciation Funds, while the near-term performance of the Mid Cap, SMid Cap and Growth Opportunities Funds was generally superior to those Funds’ longer-term results. (The Trustees disregarded the longer-term performance of the Growth & Income Fund as it had substantially changed its objective and investment strategy from those of a balanced fund in April 2011.) Representatives of Alger Management discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting to improve the performance of Funds that had consistently underperformed. On the basis of these discussions and their review, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Fund’s management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of similar funds. That information indicated that the fees of all but two of the Funds were below or at the median for the applicable FUSE reference group, with only the fees for the Capital Appreciation and Mid Cap Funds exceeding those of the applicable reference groups. All of the Funds’ expense ratios, except those of the Small Cap and Health Sciences Funds, generally exceeded their peer medians with isolated exceptions for specific share classes in the case of the Large

Cap (Class B), Capital Appreciation (Class Z) and Mid Cap and SMid Cap (Classes I and Z) Funds. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. The Trustees also considered fees paid to Alger Management by three other types of clients, specifically mutual funds for which Alger Management acted as sub-adviser, separately managed institutional accounts, and wrap programs. The Trustees determined that in all three cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2012. After discussing with representatives of Alger Management and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection they considered a proposal by Alger Management to revise the advisory fee schedules in the Agreement to reflect fee reductions for each Fund at specified Fund asset levels (“breakpoints”). The Trustees noted that such a measure would have the effect of lowering a Fund’s overall management fee as the Fund grew past a breakpoint, thus sharing with the Fund’s shareholders the economies of scale achieved by Alger Management in managing the growing Fund. The Trustees determined to include the proposal in their deliberations whether to renew the Agreement.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with one or more of the Funds.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2012, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Administration Agreement and the Shareholder Administrative Services Agreement and that Alger Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement as proposed to be revised to reflect fee reductions at asset breakpoints.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Fund:

•      The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.

•      The Board determined that the Fund’s performance was acceptable.

•      The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In this regard the Trustees took into consideration that if Alger Management’s breakpoint proposal was accepted it would have the effect of lowering the Fund’s advisory fee when and if the Fund’s assets reached a specified breakpoint. In the case of certain Funds, the Trustees also noted that Alger Management had voluntarily undertaken to cap Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.

•      The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and, accordingly, accepted Alger Management’s asset breakpoint proposal as a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement, as proposed to be revised, was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AFAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)             Audit Fees:

October 31, 2012	$226,900
October 31, 2011	$206,875

b)             Audit-Related Fees: NONE

c)              Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2012	$57,036
October 31, 2011	$57,912

d)             All Other Fees:

October 31, 2012	$8,920
October 31, 2011	$9,200

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e)              1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)               Not Applicable

g)              Non-Audit Fees:

October 31, 2012	$221,557 and €42,600
October 31, 2011	$183,344 and €70,575

h)             The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date:  December 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date: December 17, 2012

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 17, 2012